SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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World Funds Trust
(Name of Registrant as Specified in Its Charter)
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WORLD FUNDS TRUST
Sector Rotation Fund
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235
Toll Free: 800-673-0550

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held June 22, 2011

Dear Shareholders:

The Board of Trustees of the World Funds Trust (the “Trust”) is holding a special meeting (“Special Meeting”) of shareholders of the Sector Rotation Fund (the “Fund”), a series portfolio of the Trust, on Tuesday, June 22, 2011 at 10:00 a.m., Eastern Time.  The meeting will be held at the offices of the Trust’s Administrator, Commonwealth Shareholder Services, located at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235.

The Special Meeting is being held for the following purposes:

1.
To approve a proposed Plan of Reorganization under which the Sector Rotation Fund, a series of the Trust, would reorganize into a newly created series (which will also be known as the Sector Rotation Fund) of the Starboard Investment Trust, in a tax-free reorganization.

2.	To approve a revision to the Sector Rotation Fund’s fundamental investment policy on concentration of investments in a particular industry or group of industries.

3.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

This proposed reorganization of the Fund will not result in a change in investment adviser to the Sector Rotation Fund, or any changes to the Fund’s investment objective, strategies or investment policies.  The Trust has fixed the close of business on May 3, 2011 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.  The Trust does not believe that the revision to the concentration policy would not have a significant effect on the Fund’s investments.  The revision merely clarifies that the Fund may not concentrate its investments in a particular industry or group of industries, which is a practice that it has observed since its inception.

Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held.  You are cordially invited to attend the Special Meeting.  If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile.  It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided.  As always, we thank you for your confidence and support.

The Trust’s Board of Trustees has carefully reviewed the proposal and recommends that you vote “FOR” the proposals.

By Order of the Trust,
__________________
John Pasco III
President, Treasurer and Director of Commonwealth Shareholder Services, the Trust’s Administrator
May 9, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 22, 2011:  This Notice, Proxy Statement and the Fund’s most recently Annual Report to shareholders, if any, are available on the internet at www.theworldfundstrust.com.

WORLD FUNDS TRUST
Sector Rotation Fund

8730 Stony Point Parkway, Suite 205
Richmond, VA 23235
Toll Free: 800-673-0550

____________

PROXY STATEMENT
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SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 22, 2011

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Introduction

The World Funds Trust (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the Sector Rotation Fund (the “Fund”), a series portfolio of the Trust, in order to seek shareholder approval of proposals relating to the Fund.  The Special Meeting will be held at the offices of the Trust’s Administrator, Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 at 10:00 a.m., Eastern Time, on Tuesday, June 22, 2011.  This Proxy Statement and form of proxy are being mailed to shareholders of record on or about May 19, 2011.  If you expect to attend the Special Meeting in person, please call the Trust at 1-800-673-0550 to inform them of your intentions.

Items for Consideration

The Special Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.
To approve a proposed Plan of Reorganization under which the Sector Rotation Fund, a series of the Trust, would merge with and into the Sector Rotation Fund, a newly created series of the Starboard Investment Trust, in a tax-free reorganization.

2.	To approve a revision to the Sector Rotation Fund’s fundamental investment policy on concentration of investments in a particular industry or group of industries.

3.	To transact such other business as may properly come before the Special meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 3, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Fund, and the most recent subsequent semi-annual report, if any.  At your request, the Trust will send you a free copy of the Fund’s current prospectus and statement of additional information.  Please call the Trust at 1-800-673-0550 or write to Stony Point Parkway, Suite 205, Richmond, VA 23235 to request an annual and/or semi-annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

PROPOSAL I

APPROVAL OF A PROPOSED PLAN OF REORGANIZATION UNDER WHICH THE SECTOR ROTATION FUND, A SERIES OF THE TRUST, WOULD MERGE WITH AND INTO THE SECTOR ROTATION FUND, A NEWLY CREATED SERIES OF THE STARBOARD INVESTMENT TRUST, IN A TAX-FREE REORGANIZATION

_________________________________________________________________________________________

SUMMARY OF PROPOSAL

Below is a brief summary of the Proposal and how it will affect the Sector Rotation Fund (the “Current Fund”).  We urge you to read the full text of the Proxy Statement.

You are being asked to consider a reorganization of the Current Fund.  The Current Fund is currently part of the World Funds Trust (the “Trust”).  The Current Fund offers one class of shares: No Load Class Shares.  If approved by shareholders, the Current Fund will be reorganized (the “Reorganization”) into a newly created series (the “New Fund”) of the Starboard Investment Trust (the “New Trust”).  The Reorganization will not change the name, investment objective, investment strategies or investment policies of the Current Fund..  See Proposal II below for a proposed change to a fundamental investment policy relating to the Current Fund.  The Current Fund’s investment adviser and portfolio manager will remain the same.  The New Fund’s administrator, transfer agent, and distributor will be different than those of the Current Fund.  The new service providers are as follows: The Nottingham Company (“TNC”) will serve as administrator; Nottingham Shareholder Services, LLC (“NSS”) will serve as transfer agent; Capital Investment Group, Inc. (“CIG”) will serve as distributor; and Union Bank, N.A. will serve as custodian.  Additionally, Nottingham Compliance Services, LLC (“NCS”) will provide compliance services to the New Fund (collectively TNC, NSS and NCS may be referred to as the “New Service Providers”).  In making the recommendation to shareholders to vote “For” this proposal, the Board of Trustees of the Trust has relied on information provided by the investment adviser to the Current Fund that (1) the reorganization will not result in an increase in the overall expenses and, in fact, that the New Fund, while not experiencing any costs savings in the short-term, should realize cost savings under the arrangements with the New Service Providers in the long term, and (2) these providers will provide similar services as current service providers to the Current Fund.  Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of identically-named Fund shares owned by the shareholder immediately prior to the Reorganization.  The New Fund will offer comparable shareholder services as the Fund.  The New Fund will have different trustees than the Current Fund and they will be responsible for overseeing the operations of the New Fund.

Pursuant to an Agreement and Plan of Reorganization, the Reorganization will be accomplished as follows (a) the Current Fund transfers all of its assets to the New Fund, in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Current Fund, and (b) the Current Fund distributes the New Fund’s shares to its shareholders.  A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the “Reorganization Plan”).

At meetings of the Board of Trustees of the Trust held on March 1, 2011 and May 3, 2011, the Trustees including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interest of the shareholders of the Current Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) for the Current Fund dated January 31, 2011; and

•	Annual Report to Shareholders of the Current Fund, including financial statements for the fiscal year ended September 30, 2010.

The most recent annual report of the Current Fund, including financial statements, for the fiscal year ended September 30, 2010, has been mailed previously to shareholders.  If you have not received this report or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Current Fund at the address set forth on the first page of this Proxy Statement or by calling 1-800-673-0550, and they will be sent to you within three (3) business days by first class mail.

REASONS FOR THE REORGANIZATION

Navigator Money Management, Inc. (the “Adviser”), the investment adviser to the Current Fund, requested that the Board consider the Reorganization.  The Adviser has indicated that its ability to support and enhance the future success of the New Fund will be served best through the New Trust and the New Service Providers.  In support of this view, the Adviser has proffered information, which the Board has relied upon that in its view the New Fund should experience in the long-run significant costs savings under the contractual arrangements offered by the New Service Providers.  The Adviser has also suggested that the servicing objectives and standards of the Current Fund’s operational service providers are incompatible with the long-term objectives of the Adviser.  Finally, the Board has relied upon information provided to it supporting the fact that the Reorganization would not result in any changes to the Fund’s investment objectives or strategies, or the portfolio manager. Under the Plan of Reorganization, the Fund will bear the costs of the Reorganization.   The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan based on the information related to the Reorganization, including information provided by the Adviser.  In approving the Reorganization, the Trustees of the Trust determined that the proposed reorganization would be in the interests of the Fund, and that the interest of the Fund’s shareholders would not be diluted as a result of effecting the Reorganization.  Summarized below are the key factors considered by the Trustees:

•
The Adviser’s representations to the Board that the Reorganization would result in costs savings to the New Fund; ultimately resulting in a reduction in Fund operating expenses by virtue of entering into agreements with New Service Providers that encompass a wider variety of set costs.

•
The fact that while the Current Fund will bear the cost of the Reorganization, the shareholders should benefit, in the long-run from the costs saving to be realized (as described in information presented by the Adviser to the Board) and the fact that in the short-term, the Adviser has represented that it will arrange to have in place expense limitation arrangements that cap the overall expenses of the Fund.

•
The fact that the investment objectives, policies and restrictions of the New Fund are identical to those of the Current Fund, and the New Fund will be managed by the same investment adviser and portfolio manager and in accordance with the same investment strategies and techniques utilized in managing the Current Fund immediately prior to the Reorganization.

•	The Trust will receive an opinion of legal counsel that the Reorganization should be tax-exempt for Fund shareholders.

The Board now submits to shareholders of the Fund a proposal to approve the Reorganization.   If shareholders approve the Proposal, the Trustees and officers of the Trust will execute and implement the Reorganization Plan.  If approved, the Reorganization is expected to take effect on or about 8:00 a.m. Eastern Time on June 27, 2011 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan.

SUMMARY OF THE PLAN OF REORGANIZATION

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

Under the Plan of Reorganization, the Current Fund, a series of the Trust, will assign all of its assets and liabilities to the New Fund, a newly organized series of the New Trust, in exchange for a number of New Fund shares equivalent in class, number and value to shares of the Current Fund outstanding immediately prior to the Closing Date (as defined above), followed by a distribution of those shares to Current Fund shareholders so that each Current Fund shareholder would receive shares of the New Fund equivalent to the number of Current Fund shares held by such shareholder on the Closing Date.  Such exchange and distribution shall be accomplished on a class equivalent basis, i.e., No Load Class Shares of the Current Fund shall be exchanged for No Load Class Shares of the New Fund1.  Like the Trust, the Starboard Investment Trust is an open-end investment company registered with the Securities and Exchange Commission (“SEC”).  If the Reorganization is approved and implemented, shareholders of the Current Fund will become shareholders of the New Fund. The New Fund’s investment objective and principal investment strategies are identical to that of the Current Fund. In addition, the Adviser to the Current Fund will continue to serve as the investment adviser to the New Fund.  However, there are some differences between the Current Fund and the New Fund.  The New Fund will employ an administrator, transfer agent, and distributor that are different than the administrator, transfer agent, and distributor of the Current Fund.  The New Fund will also employ a firm to provide compliance services.  In addition, none of the members of the Board of Trustees of the Trust will serve on the Board of Trustees of the New Trust.  If approved, the Reorganization is expected to close on or about 8:00 a.m. Eastern Time on June 27, 2011, although the date may be adjusted in accordance with the Reorganization Plan.

If approved, there will be no reduction in Fund costs to shareholders for at least the first year following the Reorganization.

The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and the New Trust.  The significant conditions include approval of the Reorganization Plan by shareholders of the Current Fund (which may not be waived). The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Current Fund, by the Board of Trustees of the Trust. In addition, the Reorganization Plan may be amended upon mutual agreement.

ELECTIONS, APPROVALS AND RATIFICATIONS

The Investment Company Act of 1940, as amended (the “1940 Act”) generally requires that shareholders of a mutual fund elect the fund’s directors and approve the fund’s investment advisory agreement and distribution plan. Those requirements apply to the New Fund equally as to the Current Fund.  If shareholders of the Current Fund approve the Reorganization contemplated by the Plan, such approval shall be deemed to constitute approval of the following matters:

•	Election of the Trustees of the New Fund;

•	Approving the investment management agreement between Navigator Money Management, Inc. and the Starboard Investment Trust, on behalf of the New Fund; and

•	Approving the New Fund’s service provider arrangements, including the Operating Plan (as described below).

Technically, these elections, approvals and ratifications will be accomplished by a vote of Navigator Money Management, Inc., as the sole initial shareholder of the New Fund prior to the Closing Date.  In general, there will be no substantive changes in those areas noted above between the Fund and the New Fund, except that the New Fund will have a new set of trustees and officers and new service providers.  Individuals serving as trustees and officers of the Starboard Investment Trust and proposed to serve as trustees and officers of the New Fund following the Reorganization are listed below under “Certain Information Regarding the Trustees and Officers.”

COMPARISON OF THE FUND AND THE NEW FUND

Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

The New Fund will have the same investment objective, limitations and restrictions, as well as principal investment strategies and risks as the Fund.  Proposal II below proposes a change to a fundamental investment policy of the Current Fund.  Should shareholders approve Proposal II, the  New Fund will have identical “fundamental” investment policies as the Current Fund and those policies may only be changed with shareholder approval.  The Reorganization will not result in any change in the shareholders right to vote to approve changes to the investment objectives or fundamental investment policies.

Fees and Expenses

The table of Fees and Expenses and the Examples shown below are based on fees and expenses disclosed in the Current Fund’s prospectus and on estimates for the New Fund.  The Adviser has represented that the Reorganization is expected to result in expense savings for the New Fund although the fees charged by, and contractual arrangements of, the various individual service providers may be different.  The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the New Fund’s No Load Class Shares as compared to the No Load Class Shares of the Fund.

Table of Fees and Expenses

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Current Fund No Load Class	New Fund No Load Class
Maximum Sales Charge (Load)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fees	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses	1.58%	0.86%
Acquired Fund Fees and Expenses(1)	0.34%	0.34%
Total Annual Fund Operating Expenses	2.92%	2.20%
Less Fee Waiver and/or Expense Reimbursement	0.93%(2)	0.21%(3)
Net Annual Fund Operating Expenses	1.99%	1.99%

(1)
Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  The operating expenses in this fee table will not correlate to the expense ratio in a fund’s financial statements (or to the financial highlights a fund’s prospectus) because the financial statements include only the direct operating expenses incurred by a fund and not the indirect costs of investing in Acquired Funds.

(2)
The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Net Expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses) from exceeding 1.65% of the Fund’s No Load Class average daily net assets until January 31, 2012.  If at any point it becomes unnecessary for the Adviser to reduce its fees or make expense limitation reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and No Load Class Shares maximum expense limitation of 1.65%, so the Adviser may recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.

(3)
The New Fund's administrator, The Nottingham Company (“TNC”), has entered into a Fund Accounting and Administration Agreement with the Fund that runs through January 31, 2013.  The Agreement can only be terminated prior to that date at the discretion of the New Fund’s Board of Trustees.  TNC receives payments under the Agreement at a maximum annual rate of 0.65%.  In conjunction with the Fund Accounting and Administration Agreement, the Adviser has entered into an Operating Plan with the Administrator, also through January 31, 2013, under which it has agreed to assume certain expenses of the Administrator to the extent the operating expenses exceed 1.65% of the average daily net assets of the No Load Class, exclusive of acquired fund fees and expenses.  The Operating Plan can only be terminated at the conclusion of the then-current term by notice of non-renewal to a party or mutual agreement of the parties.  The Adviser cannot recoup from the New Fund any amounts paid under the Operating Plan.

Example

This example is intended to help you compare the costs of investing in the Current New Fund and the New Fund with the costs of investing in other mutual funds.  The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Holding Period	Current Fund No Load Class	New Fund No Load Class
1 Year	$202	$202
3 Years	$816	$668
5 Years	$1,456	$1,161
10 Years	$3,176	$2,518

Comparative Information on Shareholder Services

The New Fund will offer substantially similar shareholder services as the Current Fund, including telephone purchases and redemptions.  The New Fund, like the Current Fund, offers an Automatic Investment Plan which enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.

Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee.  Payment of redemption proceeds for redeemed new Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Minimum Initial and Subsequent Investment Amounts

The New Fund will offer a $50 minimum investment and $50 subsequent investment while the Current Fund offers a $5,000 minimum investment and $100 subsequent investment.

Dividends and Distributions

The New Fund will have the same dividend and distribution policy as the Fund.  Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Fund following the Reorganization.  Shareholders who currently have capital gains reinvested in the Current Fund will continue to have capital gains reinvested in the New Fund.

Fiscal Year End

The Current Fund currently operates on a fiscal year ending September 30th.  Following the Reorganization, the New Fund will also operate on a fiscal year ending September 30th.

Comparative Information about the Trust and Starboard Investment Trust

The Trust is organized as a Delaware statutory trust under a Declaration of Trust and By-Laws (the “Governing Documents”).  The New Trust is organized as a Delaware statutory trust under a Declaration of Trust and By-Laws (also “Governing Documents”).  There are no material differences in shareholder rights between the Governing Documents of the Trust and New Trust.

The Investment Adviser and Portfolio Manager

Navigator Money Management, Inc., a New York corporation formed in 1996 and located at 1207 Route 9, Suite 10, Wappingers Falls, NY 12590, manages the investments of the Current Fund pursuant to an investment advisory agreement.   The New Fund’s investment advisory agreement will be substantially identical to the Current Fund’s existing agreement which is summarized below.

The Adviser, subject to the general supervision of the board of trustees of the New Trust, manages the New Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.  The Adviser has agreed to put in place arrangements to reduce fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.65% of the Current Fund’s No Load Class Shares’ average daily net assets until January 31, 2013.  If at any point it becomes unnecessary for the Adviser to reduce its fees or make expense limitation reimbursements, the Board of Trustees of the Current Fund may permit the Adviser to retain the difference between the total annual fund operating expenses and the maximum expense limitation of 1.65% (No-Load Class), so the Adviser may recapture any of its prior fee reductions or expense reimbursements made during the preceding three-year period.  This recoupment feature will not exist in the expense limitation arrangements that will be in place for the New Fund.

In addition to the Current Fund, the Adviser also provides investment advice to individuals, pension and profit sharing plans, trusts, estates and charitable organizations.  As of March 28, 2011, the Adviser had approximately $117 million in assets under management.  For the fiscal year ended September 30, 2010, the Adviser received an aggregate fee of 1.00% of the Current Fund’s average daily net assets for investment advisory services performed.

A discussion regarding the basis for the Board's approval of the Advisory Agreement is available in the Fund's Semi-Annual Report to Shareholders dated March 31, 2010.

The Portfolio Manager

The portfolio manager for the Current Fund will remain the same and will continue serving as such to the New Fund.  Information on the portfolio manager is below.  For more detailed information on the portfolio manager’s compensation information, other accounts managed, and ownership of securities in the Current Fund, see the Current Fund’s Prospectus and Statement of Additional Information.

Mark A. Grimaldi, CFS, the Fund’s Portfolio Manager, is a founder, President and part owner of the Adviser.  Mr. Grimaldi also serves as Vice President of Prestige Financial, Inc.  He began his career in money management in 1986 as an Investment Coordinator at Meyer Handelman Company in New York.  After two years, he joined Prime Financial Services as Director of Operations.  In 1992, Mr. Grimaldi accepted a position as Manager, Securities Operations at Marshall & Sterling Consultants in Poughkeepsie, New York.  In 1997, he earned the Certified Fund Specialist (CFS) designation.  Mr. Grimaldi has held various securities licenses including Series 6, 7, 24, & 63. From March of 1989 through October 2005, Mr. Grimaldi coordinated and taught securities training classes at Dutchess Community College, Poughkeepsie, New York.  In 2004, Mr. Grimaldi became Chief Portfolio Manager of the Navigator Newsletters for which he currently writes the lead economic forecast article.  Mr. Grimaldi co-managed 80% of the original Navigator Fund from January 1, 2008 through January 30, 2009.   Mr. Grimaldi graduated Albany State University in 1985 with a BA degree in Economics.

EXPENSES OF THE REORGANIZATION

The Fund will bear all expenses associated with the transactions contemplated by the Reorganization, which are currently estimated to be approximately $40,000.

OTHER SERVICE PROVIDERS

Upon closing of the Reorganization, the New Fund will have a different distributor, administrator, custodian and transfer agent.  The New Fund utilizes an entity to provide compliance services and details on that entity and services are set forth below.  A vote in favor of the proposed Reorganization will, in effect, constitute an approval by shareholders of the New Service Providers as governed by written service agreements and other agreements entered into by the New Trust.

Distributor

Upon closing of the Reorganization, Capital Investment Group, Inc., P.O. Box 32249, Raleigh, North Carolina 27622, will serve as the New Fund’s exclusive agent for the distribution of the New Fund’s shares.  The Distributor may sell the New Fund’s shares to or though qualified securities dealers or others.  First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 currently provides similar services for the Current Fund.

Administrator and Fund Accountant

Upon closing of the Reorganization, The Nottingham Company will become the New Fund’s administrator and fund accountant.  The Nottingham Company is located at 116 South Franklin Street, P.O. Box 69, Rocky Mount, North Carolina 27802-0069.  The Nottingham Company will assist the New Trust in performing its administrative responsibilities to the New Fund, coordinate and pay for the services of each vendor and the operating expenses to the New Fund, and provide the New Fund with certain administrative, fund accounting and compliance services.

The Nottingham Company’s responsibilities include the following services for the New Fund: (i) procures on behalf of the New Trust, and coordinates with, the custodian and monitors the services it provides to the New Fund; (ii) coordinates with and monitors any other third parties furnishing services to the New Fund; (iii) provides the New Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the New Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the New Fund as may be required by applicable federal or state law; (v) assists or supervises the preparation by third parties of all federal, state, and local tax returns and reports of the New Fund required by applicable law; (vi) assists in the preparation and, after approval by the New Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the New Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the New Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the New Trust for their approval invoices or other requests for payment of New Fund expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the New Fund as may be necessary in its opinion to perform its duties under the agreement.  The Nottingham Company also provides certain accounting and pricing services for the New Fund.

Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 currently provides similar services to the New Fund.

Transfer Agent

Upon closing of the Reorganization, Nottingham Shareholder Services, LLC, 116 South Franklin Street, P.O. Box 4365, Rocky Mount, North Carolina 27803-0365, will serve as the transfer agent for the New Fund.  The transfer agent will provide transfer, dividend paying, and shareholder servicing for the New Fund.  Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, currently provides similar services to the Current Fund.

Custodian

Upon reorganization, Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, 94104, will serve as the custodian for the New Fund.  The custodian acts as the depositary for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies as the New Fund’s request, and maintains records in connection with ties duties as custodian.  UMB Bank, N.A., 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, currently provides similar services to the Fund.

Compliance Services Administrator

Upon closing of the Reorganization, Nottingham Compliance Services, LLC, 116 South Franklin Street, P.O. Box 69, Rocky Mount, North Carolina 28702-0069, will assist the Starboard Investment Trust’s Chief Compliance Officer in preparing and updating the New Trust’s compliance manual and in monitoring and testing compliance with policies and procedures under the Trust’s compliance manual.  The Chief Compliance Officer of the Trust currently provides similar services to the Current Fund.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the New Fund will be overseen by the New Trust’s Board of Trustees in a substantially similar manner as the Fund is overseen by the Trust’s board of trustees (the “New Board”). The business of the New Trust is managed under the direction of the New Board in accordance with Governing Documents, which have been filed with the SEC.  The New Board consists of five (5) individuals, four (4) of whom are Independent Trustees.  Pursuant to the Governing Documents of the New Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The New Board also retains the power to conduct, operate and carry on the business of the New Trust and have the power to incur and pay any expenses, which, in the opinion of the New Board, is necessary or incidental to carry out any of the New Trust’s purposes. The New Board of the New Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the New Trust. The New Board, officers, employees and agents of the New Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The New Trust offers the same limitation of liability to its New Board, officers, employees and agents. Following is a list of the member of the New Board and executive officers of the New Trust and their principal occupation over the last five years.

Trustees and Officers.  The members of the New Board who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or its investment adviser are indicated in the table.  The address of each trustee and officer of the New Trust, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.
Name, Age and Address	Position held with Funds or New Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 78	Trustee, Chairman	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	11
Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies); previously, Independent Trustee of New Providence Investment Trust for its one series from 1999 to 2011, MurphyMorris Investment Trust for its one series from 2003 to 2006, and Piedmont Investment Trust for its one series from 2005 to 2006 (all registered investment companies).

James H. Speed, Jr. Age: 57	Trustee	Since 7/09	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	11
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustees of New Providence Investment Trust for its one series from 2009 to 2011 (a registered investment company).

J. Buckley Strandberg Age: 51	Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982	11	Director, Southern Bank from 2002-2006; Independent Trustee, Nottingham Investment Trust II for the four series of that trust (registered investment company) from 1991-2006
Michael G. Mosley Age: 58	Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004	11	None
Interested Trustees
Theo H. Pitt, Jr. Age: 75	Trustee	Beginning 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008	11
Independent Trustee of DGHM Investment Trust for its two series and Gardner Lewis Investment Trust for its two series (all registered investment companies); previously Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Hillman Capital Management Investment Trust for its two series from 2000 to 2009, MurphyMorris Investment Trust for its one series from 2003 to 2006, Piedmont Investment Trust for its one series from 2005 to 2006, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies)

Other Officers
Robert G. Fontana Age: 41 5950 Fairview Road Suite 610 Charlotte, NC 28210	President and Treasurer (Caritas All-Cap Growth Fund)	Since 7/09
President and CIO of Caritas Capital, LLC (advisor to the Caritas All-Cap Growth Fund) since 2009; Portfolio Manager for Portfolio Capital Management (investment management) since 2006; previously, Portfolio Manager for Covenant Capital, LLC (investment management)
				n/a	n/a
D. Jerry Murphey Age: 52 9940 SW Arborcrest Way Portland, OR 97225	President (FMX Funds)	Since 7/09
Manager, President, and CEO of FolioMetrix, LLC (advisor to the FMX Funds) since 2009; principal of Uptrade Research Associates, LLC (investment research) since 2009; previously, Investment Management Consultant for Prudential Investments, Wealth Management Solutions (investment management)
				n/a	n/a
Julie M. Koethe Age: 30 2425 S. 144th Street Suite 201 A Omaha, NE 68144	Treasurer (FMX Funds)	Since 4/10
Chief Operating Officer of FolioMetrix, LLC (advisor to the FMX Funds) since 2010; Insurance Accounting Supervisor for Applied Underwriters (workers compensation and payroll service provider) from 2003-2010
				n/a	n/a
Joseph M. Wambia Age: 56 14404 Autumn Crest Road, Boyds, Maryland 20841	President and Treasurer (GlobalAfrica Mutual Funds)	Since 2/10
Managing Member of Wambia Capital Management, LLC since 2006; Audit Manager (Capital Markets) for Fannie Mae from 2005 to 2006; Senior Auditor (Operations/Portfolio) for World Bank from 2002 to 2005; Senior Treasury Financial Analyst/Officer for World Bank from 2001 to 2002; Manager (Portfolio) for World Bank from 2000 to 2000; Senior Financial Analyst & Asia Region Portfolio Manager for World Bank from 1992 to 1999; Senior Policy & Strategy Officer for World Bank from 1990 to 1992; Senior Economist & Africa Region Portfolio Manager for World Bank from 1986 to 1990; HR Manager for World Bank from 1984 to 1986; Economist & East Africa Country Sector Leader for World Bank from 1980 to 1984
				n/a	n/a
Matthew R. Lee Age: 29 1777 Borel Place, Suite 415, San Mateo, CA 94402	President (Presidio Multi-Strategy Fund)	Since 2/10
Chief Executive Officer of Presidio Capital Investments, LLC since 2006;  Financial Planning Specialist with Smith Barney, a division of Citigroup Global Markets, Inc. (now known as Morgan Stanley Smith Barney) from 2004-2006; Associate at Bank of America Investments, Inc. from 2003-2004
				n/a	n/a
James C. Roumell Age: 49 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	President (Roumell Opportunistic Value Fund)	Since 9/10	President of Roumell Asset Management, LLC since 1998	n/a	n/a
Craig L. Lukin Age:43 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	Treasurer (Roumell Opportunistic Value Fund)	Since 9/10
Chief Operating Officer and Chief Compliance Officer of Roumell Asset Management, LLC since 2007; Research Analyst at Roumell Asset Management, LLC from 2003-2007; Private Equity Analyst for Dent & Company, Inc. from 2000-2002; Corporate Value Consulting Manager for PricewaterhouseCoopers, LLP from 1994-2000
				n/a	n/a
John C. Thompson Age: 42 8000 Excelsior Drive Suite 300 Madison, Wisconsin 53717	President and Treasurer (The Vilas Fund)	Since 9/10
Chief Executive Officer of the Advisor since 2010; founder, Executive Vice President and Chief Investment Officer for Mortgage Assurance Corporation in 2009; Vice President and Chief Investment Officer for Thompson Investment Management, Inc. from 1993-2009; officer of the Thompson Plumb Funds, Inc. from 1995-2009; President and COO from 2004-2009; lead portfolio manager of the Thompson Plumb Growth fund from 1996-2009 and the Thompson Plumb Bond Fund from 1999-2009
				n/a	n/a
T. Lee Hale, Jr. Age: 33	Chief Compliance Officer; Assistant Treasurer	Since 7/09 and 4/10	Financial Reporting Manger for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 34	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

Mr. Pitt is an “interested person” of the New Trust, as defined by the 1940 Act.  The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of trustees.  Mr. Pitt is considered an interested person of the New Trust because he is a consultant to The Nottingham Company, the administrator of the Trust.

The New Board met five (5) times during the fiscal year ended May 31, 2010.  Mr. Brinson and Mr. Strandberg attended all of the Board meetings, and Mr. Speed attended four (4) of the Board meetings in the fiscal year ended May 31, 2010.  Mr. Mosley and Mr. Pitt were not yet Board members when the five meetings were held, so they did not attend any meetings of the Board during the fiscal year ended May 31, 2010.

Board Structure

The New Board includes one interested trustee and four independent trustees, one of which, Mr. Brinson, is Chairman of the New Board.  The New Board believes its current leadership structure is appropriate given the New Trust’s and the New Board’s current and historical small size and the fact that this size permits New Trust management to communicate with each independent trustee as and when needed, and permits each independent trustee to be involved in each committee of the New Board (each a “Committee”) as well as each New Board function.  The New Board may consider electing additional independent trustees in the future, particularly if the New Trust’s size and/or complexity materially increases.

With respect to risk oversight, the New Board holds four regular meetings each year to consider and address matters involving the New Trust and its funds.  During these meetings, the New Board receives reports from the funds’ administrator, transfer agent and distributor, and New Trust management, including the presidents of the New Trust and the New Trust’s Chief Compliance Officer, on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the New Board also may hold special meetings or communicate directly with the New Trust’s officers to address matters arising between regular meetings. The New Board has established a committee structure that includes an audit committee, nominating committee and a proxy voting committee (discussed in more detail below). Each committee is comprised entirely of independent trustees.  The New Trust has determined that its leadership structure is appropriate based on the size of the New Trust, the New Board’s current responsibilities, each Trustee’s ability to participate in the oversight of the New Trust and committee transparency.

Qualification of Trustees

The New Board has considered each trustee's experience, qualifications, attributes and skills in light of the Board’s function and the New Trust’s business and structure, and has determined that each trustee possesses experience, qualifications, attributes and skills that enable the trustee to be an effective member of the New Board.

Mr. Brinson has experience as an investor, including his role as trustee of several other investment companies and business experience as president of a company in the business of private investing.  Mr. Speed also has experience as an investor and as trustee of several other investment companies and business experience as president and CEO of an insurance company and as president of a company in the business of consulting and private investing.  Mr. Strandberg has business experience as president of an insurance and property management company.  Mr. Mosley has had business experience as an owner of a real estate company. Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as senior partner of a financial consulting company, as a partner of a real estate partnership and as an account administrator for a money management firm.

The New Board has determined that each of the trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the trustees to effectively participate in and contribute to the New Board’s functions and oversight of the New Trust.  References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out the New Board or any trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The trustees of the New Trust have established the following standing committees:

Audit Committee.  All of the independent trustees are members of the audit committee.  The audit committee oversees the Trust’s accounting and financial reporting policies and practices, reviews the results of the annual audits of financial statements, and interacts with the independent auditors on behalf of all the trustees.  The audit committee operates pursuant to an audit committee charter and will meet periodically as necessary.  The audit committee also serves as the New Trust's qualified legal compliance committee.  The audit committee met two times during the fiscal year ended May 31, 2010.

Nominating Committee.  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee will meet only as necessary.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust. The Nominating Committee does not have a policy on diversity.  The Nominating Committee did not meet during the fiscal year ended May 31, 2010.

Proxy Voting Committee.  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the funds should vote, if called upon by the Board or the investment adviser, when a matter with respect to which a fund is entitled to vote presents a conflict between the interests of the fund’s shareholders, on the one hand, and those of the fund’s investment adviser, principal underwriter, or an affiliated person of the fund, its investment adviser, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the fund should participate in a class action settlement, if called upon by the investment adviser, in cases where a class action settlement with respect to which the fund is eligible to participate presents a conflict between the interests of the fund’s shareholders, on the one hand, and those of the investment adviser, on the other hand.  The Proxy Voting Committee will meet only as necessary. The Proxy Voting Committee did not meet during the fiscal year ended May 31, 2010.

Trustee Compensation

Officers of Starboard Investment Trust and Trustees who are interested persons of Starboard Investment Trust or an investment adviser to the Trust receive no salary or fees from the Trust.  Independent Trustees receive $2,000 per portfolio series each year.  Additionally, the Starboard Investment Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at meetings.

Each Trustee of the Fund who is not an interested person of the Trust or an investment adviser to the Trust receives a fee of $5,000 per year.  The Trust also reimburses the Trustees for travel and other expenses related to meeting attendance.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receives compensation from the Trust.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss should be recognized as a consequence of the Reorganization by either the Current Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor should a gain or loss be recognized by the shareholders of the Current Fund as a result of the New Fund’s distribution of its shares to such shareholders in exchange for such shareholder’s Current Fund shares. In addition, a shareholder’s tax basis for shares held in the Current Fund would carryover to the shares of the  New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also would carryover to the New Fund shares received in the Reorganization.

Immediately prior to the Reorganization, the Current Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any state and local tax consequences.

CAPITALIZATION

The following table sets forth as of the fiscal year end on September 30, 2010: (i) the audited capitalization of the Current Fund, and (ii) the unaudited pro forma capitalization of the New Fund assuming the Reorganization has been approved.  If the Reorganization is consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Current Fund and changes in net asset value per share.

Current Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding

Current Fund	$18,203,274	$10.02	1,815,975
Adjustment	-	-	-
New Fund No Load Class Shares	$18,203,274	$10.02	1,815,975

PROPOSAL II

APPROVAL OF A REVISION TO [ELIMINATION OF] THE SECTOR ROTATION FUND’S FUNDAMENTAL INVESTMENT POLICY ON CONCENTRATION OF INVESTMENTS IN A PARTICULAR INDUSTRY OR GROUP OF INDUSTRIES

_________________________________________________________________________________________

You are being asked to consider a revision to the Sector Rotation Fund’s fundamental investment policy on concentration of investments in a particular industry or group of industries (the “Concentration Policy”).

The Fund’s Concentration Policy currently provides that:

The Fund may concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Section 8 of the 1940 Act requires that investment companies recite in their registration statements their policies in respect of certain types of activities, one of which is the company’s policy on concentrating investments in a particular industry or group of industries.   Such policies are fundamental and require shareholder vote in order to change.  The Fund’s Concentration Policy is such a “fundamental” policy and cannot be changed without the approval of the Fund’s shareholders.  If approved, the Fund’s Concentration Policy will be amended as follows:

The Fund may not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto

At a meeting of the Board of Trustees of the Trust held on May 3, 2011, the Trustees including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the revision to the Fund’s concentration policy and unanimously determined that it is in the best interest of the shareholders of the Fund.

Proposal II is not contingent on the approval of Proposal I by shareholders.  In other words, should the Fund’s shareholders approve Proposal II but not Proposal I, Proposal II will become effective.

The policy does not currently definitely indicated whether or not the Fund will concentrate, nor does it indicate the particular industries in which it would concentrate if it did concentrate.  The Fund does not intend to concentrate and is not, nor has it, concentrated its investments in a particular industry or group of industries in the past.  The revision that shareholders are being asked to approve would clarify that the Fund will not concentrate its investments.

VOTING INFORMATION

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided, or fax it back to the Trust at 804-330-5809.  The Trust urges you to fill out and return your proxy card even if you plan to attend the Special Meeting.  Returning your proxy card will not affect your right to attend the Special Meeting and vote.

The Trust has named John Pasco III and Karen M. Shupe as proxies, and their names appear on your proxy card(s).  By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting.  If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed.  If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposals as recommended by the Trust’s Board of Trustees.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment.  At the time this Proxy Statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address:  Ms. Lauren Jones, 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235, or by attending the Special Meeting and voting in person.

Voting in Person

If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive.  If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting.  If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Voting Securities and Required Vote

As of the Record Date, there were 2,129,533.936 shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Current Fund on the Record Date are entitled to vote at the Special Meeting on the Proposals.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

The presence in person or by proxy, of the holders of at least 33 1/3% of the outstanding shares of the Fund constitutes a quorum for the Fund at the Special Meeting.  An affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act, of the Fund is required for the approval of each of Proposal I and Proposal II.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the broker or nominee does not have discretionary power to vote on a particular matter) will be counted for purposes of determining the presence of a quorum.  If you mark “abstain” on your proxy card with respect to a Proposal, your vote will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposal.  Broker “non-votes” will also have the effect of a “no” vote for purposes of obtaining the requisite approval of a Proposal.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.  Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends.  If you would like to receive an additional copy, please contact the Trust by writing to 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 or by calling 1-800-673-0550.  The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Trust's reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Current Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Current Fund.

The record owners of more than 5% of the outstanding shares of the Current Fund are listed in the following table.

Name and Address	Number of Shares Owned	Percentage Held
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,026,792.607	48.22%

Shareholders owning more than 25% of the shares of the Current Fund are considered to “control” the Current Fund, as that term is defined under the 1940 Act.  Persons controlling the Current Fund can determine the outcome of any proposal submitted to the shareholders for approval.  As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Current Fund as of the Record Date.  As a result, the Trustees and officers as a group are not deemed to control the Current Fund.

OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Current Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Current Fund and the shareholders of the Current Fund.

The Trust and the New Trust do not hold annual meetings of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees of the New Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of the New Trust at 116 South Franklin Street, P.O. Box 69, Rocky Mount, North Carolina 27802.  Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

1.
The Current Fund also has established Class P Shares although that class of shares has never been offered.  The Current Fund will eliminate the Class P Shares prior to the closing of the Reorganization.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 1st day of March, 2011, by and among the Sector Rotation Fund (the “Transferring Fund”), a series of The World Funds Trust (the “World Funds Trust”), Navigator Money Management, Inc., and the Sector Rotation Fund (the “Acquiring Fund”), a series of the Starboard Investment Trust (the “Starboard Trust”). The World Funds Trust is a Delaware statutory trust, with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235.  The Starboard Trust is a Delaware statutory trust, with its principal place of business at 116 S. Franklin Street, P.O. Box 69, Rocky Mount, North Carolina 27802.

The reorganization will consist of (i) the transfer of all of the assets net of liabilities of the Transferring Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund; and (iii) the distribution, after the Closing Date, as that term is defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Transferring Fund in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, each of the Transferring Fund and the Acquiring Fund intend the Reorganization to be tax-free under Section 368(a)(C)(1) of the Internal Revenue Code of 1986, (the “Code”), the related Treasury Regulations, and other guidance provided by the Internal Revenue Service (the “      IRS”);

WHEREAS, Wildman, Harrold, Allen & Dixon LLP has or will render an federal tax opinion that the Reorganization qualifies under Section 368(a)(1)(C) of the Code (the “Federal Tax Opinion”), substantially in the form attached hereto as Exhibit A;

WHEREAS, the Transferring Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Transferring Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Transferring Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Board of Trustees of the World Funds Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), has determined that the transactions contemplated herein will be in the best interests of the Transferring Fund and has further determined that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Trustees of the Starboard Trust, including a majority of the Independent Trustees, has determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and has further determined that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

A-

ARTICLE I

TRANSFER OF ASSETS OF THE TRANSFERRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF TRANSFERRING FUND LIABILITIES AND LIQUIDATION OF THE TRANSFERRING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of the Transferring Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Transferring Fund’s assets (i) to deliver to the Transferring Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.

The Transferring Fund has provided the Acquiring Fund with its most recent unaudited statement of investments, statement of assets and liabilities, statement of operations and statement of changes in net assets, which contain a list of all of the Transferring Fund’s assets as of the date thereof. The Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Transferring Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Transferring Fund with a list of the securities, if any, on the Transferring Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Transferring Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Transferring Fund holds any investments that the Acquiring Fund may not hold, the Transferring Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Transferring Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Transferring Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid exceeding such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Transferring Fund to dispose of any investments or securities if, in the reasonable judgment of the Transferring Fund, such disposition would violate the Transferring Fund’s fiduciary duty to its shareholders.

1.3 LIABILITIES TO BE ASSUMED. The Transferring Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Transferring Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, (a) the Transferring Fund will liquidate and distribute pro rata to the Transferring Fund’s shareholders (the “Transferring Fund Shareholders”) of record, determined as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to termination as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Transferring Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. Such liquidation and distribution shall be accomplished on a class equivalent basis, i.e., Class P shares of the Transferring Fund shall be exchanged for Class P (or similar type) shares of the Acquiring Fund, and No Load Class shares of the Transferring Fund shall be exchanged for No Load Class shares (or similar type) of the Acquiring Fund.  All issued and outstanding shares of the Transferring Fund will simultaneously be canceled on the books of the Transferring Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the proxy statement (the “Proxy Statement”) which will have been distributed to shareholders of the Transferring Fund as described in paragraph 4.1(o).

1.6 TRANSFER TAXES. Transferring Fund Shareholders shall pay any transfer taxes payable upon the issuance of Acquiring Fund Shares. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of the Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Fund is and shall remain the responsibility of the Transferring Fund up to and including the Closing Date and such later date on which the Transferring Fund is terminated.

1.8 TERMINATION. The World Funds Trust shall take all necessary and appropriate steps under applicable law to make all distributions pursuant to paragraph 1.4 and terminate the Transferring Fund promptly following the Closing Date.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Transferring Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the Valuation Date (as defined in paragraph 1.4), using the valuation procedures set forth in the World Funds Trust’s Declaration of Trust and the Transferring Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. For purposes of the Reorganization, the net asset value per share of the Acquiring Fund Shares shall be equal to the Transferring Fund’s net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Transferring Fund’s assets shall be equal to the number of full and fractional Transferring Fund Shares issued and outstanding on the Valuation Date. Such issuance shall be accomplished on a class equivalent basis, i.e., Class P (or similar type) shares of the Acquiring Fund shall be issued in exchange for Class P shares of the Transferring Fund, and No Load Class (or similar type) shares of the Acquiring Fund shall be issued in exchange for No Load Class shares of the Transferring Fund.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by Commonwealth Fund Services, Inc., the Transferring Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Transferring Fund and confirmed by Nottingham Shareholder Services, Inc., the Acquiring Fund’s accounting agent.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Parties shall make respective best efforts to close the Reorganization (the “Closing”) on or before June 27, 2011 (the “Closing Date”), unless the parties agree in writing otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Eastern time at the offices of the World Funds Trust, or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Transferring Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Transferring Fund is impracticable as mutually determined by the parties, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. The Transferring Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Transferring Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the World Funds Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.4 CUSTODIAN’S CERTIFICATE. The Transferring Fund’s Treasurer shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRANSFERRING FUND. The Transferring Fund represents and warrants to the Starboard Trust, the Acquiring Fund and Wildman Harrold (for purposes of rendering the Federal Tax Opinion) as follows:

(a)      The Transferring Fund is a separate investment series of the World Funds Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)      The Transferring Fund is a separate investment series of the World Funds Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c)      The current prospectus and statement of additional information of the Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)      The Transferring Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in a violation of any provision of the World Funds Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund is a party or by which it is bound.

(e)      The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f)      Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g)      At the Closing date, all audited financial statements of the Transferring Fund at September 30, 2010 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.

(h)      Since September 30, 2010, there has not been any material adverse change in the Transferring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

(i)      At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)      For each fiscal year of its operation, the Transferring Fund has met the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains. The Transferring Fund will continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its current fiscal year.

(k)      All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Transferring Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund shares, nor is there outstanding any security convertible into any of the Transferring Fund shares.

(l)      At the Closing Date, the Transferring Fund or its nominee will have good and marketable title to the Transferring Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary actions on the part of the Transferring Fund and, subject to approval by the Transferring Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)      The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)      The Proxy Statement complies in all material respects with the Securities Exchange Act of 1934 (the “1934 Act”) and (only as it relates to the Transferring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(p)      The Federal Tax Assumptions contained in the Federal Tax Opinion are incorporated herein by reference as they apply to the Transferring Fund.

(q) The Transferring Fund will release and hold harmless (i) Navigator Money Management, Inc, its trustees/directors, officers and employees, (ii) Starboard Trust, its trustees, officers, employees and service providers, including its administrator, custodian, accounting services agent, transfer agent, custodian, legal counsel, principal underwriter and independent registered public accounting firm and their respective trustees/directors, officers and employees from any and all adverse claims now existing or that have previously arisen, whether known or unknown.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the World Funds Trust, the Transferring Fund and Wildman Harrold (for purposes of rendering the Federal Tax Opinion) as follows:

(a)      The Acquiring Fund is a separate investment series of the Starboard Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)      The Acquiring Fund is a separate investment series of the Starboard Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect.

(c)      The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Starboard Trust’s Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)      Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Starboard Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Starboard Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)      At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date, if any, shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(g)      The Acquiring Fund has not commenced operation; however, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for the fiscal year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each fiscal year all net investment income and realized capital gains.

(h)      The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(i)      The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Starboard Trust, and this Agreement constitutes a valid and binding obligation of the Starboard Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)      The Acquiring Fund Shares to be issued and delivered to the Transferring Fund, for the account of the Transferring Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(k)      The information furnished by the Starboard Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(l)      The Acquiring Fund has provided the Transferring Fund with information reasonably necessary for the preparation of a proxy statement in compliance with the 1934 Act in connection with the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby. The Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m)           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(n)      The Starboard Trust has filed a post-effective amendment to its registration statement on Form N-1 A, with the Commission, for the purpose of registering the Acquiring Fund as a series of the Starboard Trust. The post-effective amendment will be effective on or before the Closing Date.

(o)      The Federal Tax Assumptions contained in the Federal Tax Opinion are incorporated herein by reference as they apply to the Acquiring Fund.

 (p) The Acquiring Fund will release and hold harmless World Funds Trust, its trustees, officers, employees and service providers, including its administrator, custodian, accounting services agent, transfer agent, custodian, legal counsel, principal underwriter and independent registered public accounting firm and their respective trustees/directors, officers and employees from any and all adverse claims now existing or that have previously arisen, whether known or unknown.

4.3 REPRESENTATIONS OF NAVIGATOR MONEY MANGEMENT, INC.  Navigator Money Management, Inc. represents and warrants to the World Funds Trust and the Transferring Fund as follows:

(a)      Navigator Money Management, Inc. will release and hold harmless World Funds Trust, its trustees, officers, employees and service providers, including its administrator, custodian, accounting services agent, transfer agent, custodian, legal counsel, principal underwriter and independent registered public accounting firm and their respective trustees/directors, officers and employees from any and all adverse claims now existing or that have previously arisen, whether known or unknown.

(b) It will put into place, or arrange to have put in place, expense limitation arrangements with respect to Acquiring Fund that will limit the total operating expenses of the Acquiring Fund to 1.65% for No Load Class and 1.90% for Class P shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through January 31, 2013.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

5.1 OPERATION IN ORDINARY COURSE. The Transferring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions. The Acquiring Fund will not commence operation until the Closing Date.

5.2 APPROVAL BY SHAREHOLDERS. The World Funds Trust will call a meeting of the shareholders of the Transferring Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Starboard Trust and the Transferring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFERRING FUND

The obligations of the Transferring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Starboard Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in its name by the Starboard Trust’s President or Vice President, in form and substance reasonably satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

6.2 With respect to the Acquiring Fund, the World Funds Trust shall have received on the Closing Date an opinion from Malik Law Group LLC, counsel to the Starboard Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Transferring Fund, covering the following points:

(a)      The Acquiring Fund is an investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

(b)      The Acquiring Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)      This Agreement has been duly authorized, executed, and delivered by the Starboard Trust on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Transferring Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)      Assuming that a consideration of not less than the net asset value of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Transferring Fund on behalf of the Transferring Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

(e)      The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Starboard Trust’s Agreement and Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Starboard Trust is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Starboard Trust or the Acquiring Fund is a party or by which it is bound.

(f)      Only in so far as they relate to the Acquiring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

(g)      In the ordinary course of such counsel’s representation of the Starboard Trust, and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Proxy Statement or the Closing Date required to be described in the Proxy Statement or to be filed as exhibits to the Proxy Statement which are not described or filed as required.

(h)      In the ordinary course of such counsel’s representation of Starboard Trust, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Starboard Trust or any of its properties or assets and the Starboard Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Proxy Statement.

(i)      To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Starboard Trust and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Malik Law Group LLC appropriate to render the opinions expressed therein.

6.3 The post-effective amendment on Form N-1A filed by the Starboard Trust with the Commission to register the Acquiring Fund as a series of the Starboard Trust is effective and no stop order has been issued by the Commission.

6.4 Subject to paragraph 6.3, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

6.5 For the period beginning at the Closing Date and ending not less than six years thereafter, the Starboard Trust, its successor or assigns shall provide, or cause to be provided, liability coverage at least as comparable to the liability coverage currently applicable to both former and current Trustees and officers of the World Funds Trust, covering the actions of such Trustees and officers of the World Funds Trust for the period they served as such.

6.6 The World Funds Trust shall have received a letter of indemnification from Navigator Money Management, Inc. stating that it agrees to indemnify the World Funds Trust, its employees, agents, trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other direct (but not indirect, special or consequential) expenses arising out of any shareholder litigation, Commission staff inquiries, investigations or Commission disciplinary action taken with respect to the Transferring Fund, or relating to or resulting from (i) the Reorganization; (ii) the management of the Transferring Fund by the Adviser or any sub-adviser; or (iii) the Adviser’s duties to the Transferring Fund under the Investment Advisory Agreement between the Trust and the Adviser or any related agreement, or the Investment Advisers Act of 1940, as amended, except to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses are a result of breach of the Agreement by an Indemnified Party or the negligence or willful misfeasance of the Indemnified Party, or such party’s reckless disregard of its obligations.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Transferring Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the World Fund Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Transferring Fund shall have delivered to the Acquiring Fund a statement of the Transferring Fund’s assets and liabilities, together with a list of the Transferring Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the World Funds Trust.

7.3 With respect to the Transferring Fund, the Starboard Trust shall have received on the Closing Date an opinion of The Law Offices of John H. Lively & Associates, Inc., counsel to the World Funds Trust and the Transferring Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)      The Transferring Fund is an investment series of the World Funds Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel’s knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

(b)      The Transferring Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)      This Agreement has been duly authorized, executed and delivered by the World Funds Trust on behalf of the Transferring Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Transferring Fund enforceable against the Transferring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)      Assuming that a consideration therefore of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Transferring Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Transferring Fund are legally issued and fully paid and non-assessable, and no shareholder of the Transferring Fund has any statutory preemptive rights in respect thereof.

(e)      The Proxy Statement, to the knowledge of such counsel, is effective and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the World Funds Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

(f)      The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the World Funds Trust’s Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Transferring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the World Funds Trust or the Transferring Fund is a party or by which it is bound.

(g)      Only insofar as they relate to the Transferring Fund, the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

(h)      In the ordinary course of such counsel’s representation of the Transferring Fund and without having made any investigation, such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Transferring Fund existing on or before the effective date of the Proxy Statement or the Closing Date, required to be described in the Proxy Statement or to be filed as exhibits to the Proxy Statement which are not described or filed as required.

(i)      In the ordinary course of such counsel’s representation of the World Funds Trust and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the World Funds Trust or any of its respective properties or assets and the World Funds Trust is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Proxy Statement.

(j)      To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the World Funds Trust and the Transferring Fund of the transaction contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of The Law Offices of John H. Lively & Associates, Inc. appropriate to render the opinions expressed therein.

(k)       The receipt of the Federal Tax Opinion, substantially in the form attached hereto as Exhibit A.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF

THE ACQUIRING FUND AND THE TRANSFERRING FUND TO CLOSE

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Transferring Fund in accordance with the provisions of the World Funds Trust’s Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Proxy Statement shall have become effective under the 1934 Act, and no stop orders suspending the effectiveness of the Proxy Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1934 Act. In addition, the registration statement on Form N-1A for the Starboard Trust, including the post effective amendment to register the Acquiring Fund as a series of the Starboard Trust, shall be effective.

8.5 The Transferring Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Transferring Fund Shareholders all of the Transferring Fund’s investment company taxable income for all taxable periods, if any, ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods, if any, ending on the Closing Date (after reduction for any capital loss carryforward).

ARTICLE IX

EXPENSES

9.1 The Transferring Fund, the Acquiring Fund and the shareholders of the Transferring Fund and the Acquiring Fund will pay their respective expenses, if any, incurred in connection with the Reorganization. Notwithstanding the foregoing, the Transferring Fund will pay or assume those expenses of the Transferring Fund that are solely and directly related to the Reorganization, determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Transferring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Transferring Fund. In addition, either the Acquiring Fund or the Transferring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the World Funds Trust’s or the Starboard Trust’s Board of Trustees that the consummation of the Transaction contemplated herein is not in the best interest of the Transferring Fund or the Acquiring Fund.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the World Funds Trust or the Starboard Trust, or their respective Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trusts; provided, however, that following the meeting of shareholders of the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Transferring Fund Shareholders under this Agreement to the detriment of such Transferring Fund Shareholders without their further approval. To the extent that it is subsequently determined that the Reorganization is not tax-exempt under the Code, the parties agree to work in good faith to amend this Agreement to ensure that the Reorganization is or remains tax-exempt.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5 With respect to the World Funds Trust and the Starboard Trust, the names used herein refer respectively to the trusts created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents of each respective trust filed in Delaware, which are hereby referred to and are also on file at the principal offices of each respective Trust. The obligations of each Trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of that respective Trust personally, but bind only the trust property, and all persons dealing with the Transferring Fund and the Acquiring Fund must look solely to the trust property belonging to the Transferring Fund and the Acquiring Fund for the enforcement of any claims against the Transferring Fund and the Acquiring Fund, respectively.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

STARBOARD INVESTMENT TRUST ON BEHALF OF ITS SERIES PORTFOLIO, SECTOR ROTATION FUND

By:	_______________________________
Name:
Title:

WORLD FUNDS TRUST ON BEHALF OF ITS SERIES PORTFOLIO,SECTOR ROTATION FUND

By:	_______________________________
Name:
Title:

NAVIGATOR MONEY MANAGEMENT, INC. SOLELY WITH RESPECT TO SECTIONS 6.6. AND 4.3

By:	_______________________________
Name:
Title:

A-

EXHIBIT A

[May/June] __, 2011

DRAFT ONLY; SUBJECT TO FINAL REVIEW

Starboard Investment Trust,
on behalf of its series portfolio to be established, the Sector Rotation Fund
116 S. Franklin Street
P.O. Box 69
Rocky Mount, North Carolina 27802

World Funds Trust,
on behalf of its series portfolio, the Sector Rotation Fund
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Re: Limited Scope Opinion: Reorganization of Sector Rotation Fund
Ladies and Gentlemen:

Wildman, Harrold, Allen & Dixon LLP (“Wildman Harrold”) has acted as special counsel to The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law Group (“John Lively & Associates”), in connection with a series of transactions, as described herein, and are providing you with certain federal tax opinions.

I.           Circular 230.

This is a “limited scope opinion” (this “Limited Scope Opinion”) is being rendered at the above-referenced addressees’ request.  This Limited Scope Opinion is intended to comply with the requirements for a Limited Scope Opinion under Treasury Department Circular 230 revised effective as of June 21, 2005 (“Circular 230”).  As such, this Limited Scope Opinion considers less than all of the significant federal tax issues the RIC Reorganization (as such term is defined herein).  This Limited Scope Opinion does not discuss any state tax issues, any non-federal income tax issues, or proposed legislation or regulatory rules.

As required by Circular 230, this Limited Scope Opinion is issued with the understanding that addressees (and the members comprising the addressees) agree that the scope of this opinion and the addressees’ (and their members’) potential reliance on the opinion for purposes of avoiding penalties that may be imposed on them (and their members) are limited to the federal tax issues addressed in this opinion.  The federal tax issues addressed in this Limited Scope Opinion are limited to those set forth under Section VI herein

Wildman Harrold has relied upon the assumptions set forth in Section V hereof.  We have not relied upon or based our opinions on any factual assumptions (including assumptions concerning future events) that we believe to be unreasonable, including any factual assumptions that we know or should know are incorrect or incomplete.  Should there be any material inaccuracy in the facts or assumptions, our conclusions could vary from those set forth herein.

Please note:

(a)	in Section II herein, we list and describe the basic transactions;

(b)	in Section III herein, we state that we have not reviewed any transaction documents or due diligence;

(c)	in Section IV herein, we list the assumptions with respect to our opinions;

(d)	in Section V herein, we list the legal sources reviewed;

(e)	in Section VI herein, we list our opinions and summarize our federal tax analysis with respect to the basic transactions; and

(f)	in Section VII herein, we discuss who can rely on this Limited Scope Opinion.

II.           The RIC Reorganization.

A.           Acquiring Fund.

Starboard Investment Trust, on behalf of its series portfolio to be established, the Sector Rotation Fund (the “Acquiring Fund”), organized on _______, is a Delaware statutory trust and has elected to be classified as a regulated investment company (a “RIC”) under Sections 851 through 855 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Acquiring Fund has also elected to be treated as a separate corporation and separate taxpayer for federal income tax purposes pursuant to Section 851 of the Code.

Acquiring Fund invests or will primarily invest in securities and pursues an investment objective utilizing strategies as described in the prospectus and statement of additional information provided to us by officers of the Acquiring Fund.

Acquiring Fund is advised by Navigator Money Management, Inc. (the “Advisor”) and its investment objective is or will be to __________.

B.           Transferring Fund.

World Funds Trust, on behalf of its series portfolio, the Sector Rotation Fund (the “Transferring Fund”), organized on May 13, 2009, is also a Delaware statutory trust and has elected to be classified as a RIC under Sections 851 through 855 of the Code.

The Acquiring Fund has also elected to be treated as a separate corporation and separate taxpayer for federal income tax purposes pursuant to Section 851 of the Code.

The Transferring Fund primarily invests in the exact same securities and pursues the exact same investment objective utilizing the exact same strategies as the Acquiring Fund and as described in the prospectus and statement of additional information provided to us by officers of the Transferring Fund.

Transferring Fund is also advised by the Advisor.

C.           Proposed Transaction.

Pursuant to a plan of 368 Reorganization, it is proposed that the Acquiring Fund and the Transferring Fund undertake the following transactions (collectively, the “RIC Reorganization”):

(a)	the Transferring Fund will transfer all of its assets and liabilities to the Acquiring Fund solely in exchange for shares of the Acquiring Fund having a value equivalent to the net assets transferred;

(b)	the Transferring Fund will distribute pro rata the shares of the Acquiring Fund received in step (a) in redemption of all shares of the Transferring Fund; and

(c)	the Transferring Fund will liquidate and dissolve in accordance with the laws of State of Delaware, and terminate its registration under the applicable federal and state securities law.

The sole business reasons for the RIC Reorganization are to change service providers to the Transferring Fund and presumably realize certain costs savings.

III.	Documents Reviewed.

Pursuant to John Lively & Associates, we have reviewed no documents or due diligence materials except for that certain Agreement and Plan of Reorganization, dated March 1, 2010 (the “Reorganization Agreement”), by and among the Acquiring Fund, the Transferring Fund, and Navigator.  Each of the Acquiring Fund and Transferring Fund have made tax representations that incorporate by reference the “Federal Tax Assumptions” as defined in Section IV of this Limited Scope Opinion.  The parties thereto have agreed to make respective best efforts to close the RIC Reorganization (the “Closing”) on or before June 27, 2011 (the “Closing Date”).

IV. Assumptions.

For purposes of this opinion, we have assumed the following:

(a)	Each statement of fact contained in this Limited Scope Opinion is true and correct and there is no material facts not set forth in this Limited Scope Opinion.

(b)
The transaction documents, including the Reorganization Agreement (the “Transaction Documents”) that facilitate the RIC Reorganization, as described herein, are consistent thereto and contain no provisions or terms that are inconsistent with any assumptions or statements of facts contained herein.

(c)
Each of the representations, covenants and warranties contained in Section 4.2 and Section 6.2 of the Reorganization Agreement are true and correct true and correct in all material respects as of the date hereof and as of the Closing Date (as defined in the Reorganization Agreement) with the same force and effect as if made on and as of the Closing Date.

(d)
The signatures of all parties to the Transaction Documents are (i) genuine; (ii) the persons executing same were authorized to do so in the respective capacities in which they signed in accordance with the terms of the agreements, contracts or by-laws governing such signatory; and (iii) the same have or will be executed by the parties therein in the forms in which they have been provided to us for review.

(e)
Each of the parties to the Transaction Documents has duly and validly executed and delivered each Transaction Document to which such party is a signatory, and such party’s obligations set forth therein are its legal, valid and binding obligations, enforceable in accordance with their respective terms.

(f)	Each natural person executing any Transaction Document is legally competent to do so.

(g)
Each party obligated to perform certain acts pursuant to any Transaction Document will perform such acts, including the obligation to file forms, returns and elections with the Internal Revenue Service (the “IRS”).

(h)
There are no oral or written modifications or any amendments to the Transaction Documents, and there has been no waiver of any of the provisions of the Transaction Documents, by action or conduct of the parties or otherwise.

(i)
Where the filing of a Transaction Document or any other document for recording require, such Transaction Document or other document has been or will be duly filed for recording in the location recited.

(j)	The execution of the Transaction Documents or any other documents will not result in a breach of any of the terms, provisions, or conditions of any other agreement, document or instrument.

(k)
There is no litigation or governmental proceeding pending or threatened against or involving the parties to the Transaction Documents, which would materially adversely affect the ability to consummate the Transactions contemplated in the Transaction Documents.

(l)
Each party to each Transaction Document will, through its term, be operating in accordable with the provisions of its organization documents and the applicable state statute with respect thereto, including the filing of all required articles of organization and any amendments required thereto from time to time; and such organization documents shall remain in substantially the same form as it is upon execution and will not be amended in any material respect.

(m)	None of the Transaction Documents will be amended or modified in any material respect.

(n)	No event or circumstance has occurred as of the date hereof or in the future that would cause the dissolution of any party to any Transaction Document.

(o)	All terms and conditions of, or relating to, the Transaction contemplated in the Transaction Documents are correctly and completely embodied in the Transaction Documents.

(p)	There has not been any mistake of fact or misunderstanding, misrepresentation, fraud, duress or undue influence in connection with any of the Transactions contemplated in the Transaction Documents.

(q)	Each part to each Transaction Document has all requisite power and authority to (i) consummate the Transactions contemplated in the Transaction Documents, and (ii) perform its obligations thereunder.

(r)	Each party holds requisite title and rights to the property or other collateral purported to be encumbered by any of the Transaction Documents.

(s)	The Borrower holds requisite title and rights to the Project or other collateral purported to be encumbered by any of the Transaction Documents.

(t)	All parties have complied with any requirement of good faith, fair dealing, and conceivability.

(u)
Each of the parties to each of the Transaction Documents has full power, authority, and legal right to enter into and perform the terms of the documents and to take any and all actions thereunder in connection with the actions contemplated thereby.

(v)
All of the fees provided for in the organization documents of the Acquiring Fund and the Transferring Fund, and the Transaction Documents are reasonable in amount for the services performed and are not in excess of those charged in arm’s length transactions and their characterizations and descriptions in the foregoing documents will be respected in determining their treatment for federal income tax purposes.

(w)
Federal tax assumptions (collectively the “Federal Tax Assumptions”), which have been incorporated by reference in the Reorganization Agreement as well as other representations by the Acquiring Fund and the Transferring Fund (the “Tax Representations”), which we assume to be true and correct true and correct in all material respects as of the date hereof and as of the Closing Date (as defined in the Reorganization Agreement) with the same force and effect as if made on and as of the Closing Date:

(i)
The fair market value of the shares of the Acquiring Fund that will be received by each Transferring Fund shareholder will be approximately equal to the fair market value of the shares of the Transferring Fund that will be surrendered in exchange therefore.

(ii)
In the RIC Reorganization, the Acquiring Fund will issue no consideration to the Transferring Fund shareholders other than the Acquiring Fund shares (including fractional shares, if any) in exchange for their Transferring Fund shares.

(iii)
On the date of RIC Reorganization, there will be no plan or intention by the Acquiring Fund or any person related to Acquiring Fund (as defined in Treas. Reg. Section 1.368-1(e)(4))2 to acquire or redeem any of the Acquiring Fund shares issued in the RIC Reorganization either directly or through any transaction, agreement, or other arrangement with any other person, other than redemptions that the Acquiring Fund will make permitted under the applicable federal and state securities law.

(iv)
During the five-year period ending on the date of the RIC Reorganization, neither the Transferring Fund nor any person related to the Transferring Fund (as defined in  Treas. Reg. Section 1.368-1(e)(4) without regard to Treas. Reg. Section 1.368-1(e)(4)(i)(A)) will have (A) acquired the Transferring Fund shares with consideration other than shares of the Acquiring Fund or the Transferring Fund, except for shares redeemed in the ordinary course of the Transferring Fund's business as under the applicable federal and state securities law, or (B) made distributions with respect to the Transferring Fund shares except for (I) normal, regular, dividend distributions made pursuant to the historic dividend paying practice of the Transferring Fund, and (II) distributions and dividends declared and paid in order to ensure the Transferring Fund's continuing qualification as a RIC and to avoid the imposition of fund-level tax.

(v)
Prior to or in the RIC Reorganization, neither the Acquiring Fund nor any person related to Acquiring Fund (as defined in  Treas. Reg. Section 1.368-1(e)(4)) will have acquired, directly or through any transaction, agreement or arrangement with any other person, the Transferring Fund shares with consideration other than the Acquiring Fund shares.

(vi)	All of the assets of the Transferring Fund are “Capital Assets.”3

(vii)
The Acquiring Fund will acquire at least ninety percent (90%) of the fair market value of the net assets and at least seventy percent (70%) of the fair market value of the gross assets held by the Transferring Fund immediately prior to the RIC Reorganization. For this purpose, amounts used by the Transferring Fund to pay its 368 Reorganization expenses and all redemptions and distributions made by the Transferring Fund immediately preceding the transfer (except for (A) redemptions of shares as permitted under the applicable federal and state securities law, and (B) distributions and dividends declared and paid in order to ensure the Transferring Fund's continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets of the Transferring Fund held immediately prior to the RIC Reorganization.

(vii)
The liabilities of the Transferring Fund that will be assumed by the Acquiring Fund (within the meaning of Section 357(d) of the Code)4 were incurred by the Transferring Fund in the ordinary course of business and are associated with the assets transferred to the Acquiring Fund.

(viii)	Acquiring Fund is in the same line of business that Transferring Fund was in preceding the RIC Reorganization for purposes of Treas. Reg. Section 1.368-1(d)(2).5

(ix)	Following the RIC Reorganization, the Acquiring Fund will continue such line of business and has no plan or intention to change such line of business.

(x)	Neither the Acquiring Fund nor the Transferring Fund entered into such line of business as part of the plan of 368 Reorganization.

(xi)
On the date of RIC Reorganization, at least thirty-three and one-third percent (33 1/3%) (the “Portfolio Threshold”) of the Transferring Fund's portfolio assets will meet the investment objectives, strategies, policies, risks and restrictions of the Acquiring Fund.

(xii)	On the date of the RIC Reorganization, the Transferring Fund will not have altered its portfolio in connection with the RIC Reorganization to meet the Portfolio Threshold.

(xiii)
On the date of RIC Reorganization, the Acquiring Fund will have no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the RIC Reorganization.

(xiv)
As of the record date for the Transferring Fund shareholders entitled to vote on the RIC Reorganization, there was no plan or intention by the Transferring Fund shareholders to sell, exchange, or otherwise dispose of a number of the Transferring Fund shares (or the Acquiring Fund shares received in the RIC Reorganization), in connection with the RIC Reorganization, that would reduce the Transferring Fund shareholders' ownership of the Transferring Fund shares (or equivalent Acquiring Fund shares) to a number of shares that was less than fifty percent (50%) of the number of the Transferring Fund's shares as of the record date.

(xv)
The Transferring Fund will distribute all of the Acquiring Fund shares received by it in the RIC Reorganization to its respective shareholders in complete liquidation in proportion to the number of the Transferring Fund shares owned by each shareholder.

(xvi)	The Acquiring Fund, the Transferring Fund, and the shareholders of Transferring Fund will pay their respective expenses, if any, incurred in connection with the RIC Reorganization.

(xvii)
If either the Acquiring Fund or the investment advisor to the Transferring Fund pays or assumes expenses of the Transferring Fund, it will pay or assume only those expenses of the Transferring Fund that are solely and directly related to the RIC Reorganization in accordance with the guidelines established in  Rev. Rul. 73-54, 1973-1 C.B. 187.

(xviii)	At the time of the RIC Reorganization, there will be no inter-corporate indebtedness existing between the Acquiring Fund and the Transferring Fund that was issued, acquired, or settled at a discount.

(xix)
The Acquiring Fund and the Transferring Fund have elected to be taxed as RICs under Section 851, and for all of their taxable periods (including the last short taxable period ending on the date of RIC Reorganization for the Transferring Fund), have qualified or intend to qualify for the special tax treatment afforded to RICs under the Code.

(xx)	After the RIC Reorganization, the Acquiring Fund intends to continue to qualify as a RIC under the Code.

(xxi)
The Acquiring Fund will not own, directly or indirectly, nor will it have owned during the five (5) years preceding the date of the RIC Reorganization, directly or indirectly, any the Transferring Fund shares.

(xxii)	On the date of RIC Reorganization, the Transferring Fund will not be under the jurisdiction of a court in a Title 11 or “similar case” within the meaning of Section 368(a)(3)(A) of the Code.6

(xxiii)
The Acquiring Fund has no plan or intention to reacquire any of its stock issued in the transaction, except in the ordinary course of its business as permitted under the applicable federal and state securities law.

(xxiv)	All statements of fact contained in Subsection VI of this Limited Scope Opinion are true and correct.

V. Legal Sources Reviewed.

The legal sources we have consulted include the following, among others:

(a)	the Code;

(b)	the applicable Treasury Regulations promulgated or proposed under the Code or pursuant to legislation (the “Treasury Regulations” or “Treas. Reg.”).

(c)
current administrative positions of the IRS, including positions contained in published Revenue Rulings, Revenue Procedures, and Notices, as well as, in some cases, private letter rulings and other non-binding written determinations made by the IRS, and existing judicial decisions.

(d)	the citations referenced herein.

VI. Opinions and Federal Tax Analysis.

For purposes of Circular 230, our overall evaluation with respect to the federal tax matters discussed herein is the bolded subheadings under this Section.

A.	The RIC Reorganization should qualify as a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code.

The term “368 Reorganization” means only a reorganization for purposes of Sections 368(a) and (b) of the Code.7  In determining whether a transaction qualifies as a reorganization under Section 368(a) of the Code, the transaction must be evaluated under relevant provisions of law, including the step transaction doctrine.8

Section 368(a)(1)(C) of the Code provides that the acquisition by one corporation, in exchange solely for all or a part of its voting stock (or in exchange solely for all or a part of the voting stock of a corporation which is in “Control” (as defined in subsection B of this Limited Scope Opinion) of the “Acquiring Corporation”),9 of substantially all of the properties of another corporation, but in determining whether the exchange is solely for stock the assumption by the Acquiring Corporation of a liability of the other is disregarded.10

The Acquiring Fund’s is acquiring one hundred percent (100%) of the Transferring Fund’s assets by issuing its voting stock of the Acquiring Fund to the Transferring Fund’s shareholders.

In determining whether the exchange meets the requirement of “solely for voting stock,” the assumption by the Acquiring Corporation of liabilities of the transferor corporation, or the fact that property acquired from the transferor corporation is subject to a liability, shall be disregarded.11  Though such an assumption does not prevent an exchange from being solely for voting stock for the purposes of the definition of a 368 Reorganization contained in Section 368(a)(1)(C) of the Code, it may in some cases, however, so alter the character of the transaction as to place the transaction outside the purposes and assumptions of the 368 Reorganization provisions.12  Section 368(a)(1)(C) of the Code does not prevent consideration of the effect of an assumption of liabilities on the general character of the transaction but merely provides that the requirement that the exchange be solely for voting stock is satisfied if the only additional consideration is an assumption of liabilities.13

The Reorganization Agreement requires the Acquiring Fund to assume some of the liabilities of the Transferring Fund; however, this should not adversely affect the determination that the Acquiring Fund meets the “solely for voting stock” requirement.

The nonrecognition of gain or loss is prescribed for the exchange that is provided for in Section 354(a)(1) of the Code in which stock or securities in a corporation, a “Party to a Reorganization” (as defined in the next subsection of this Limited Scope Opinion”) are, in pursuance of a plan of 368 Reorganization, exchanged for the stock or securities in a corporation, a party to the same 368 Reorganization.14   A scheme, which involves an abrupt departure from normal reorganization procedure in connection with a transaction on which the imposition of tax is imminent, such as a mere device that puts on the form of a corporate reorganization as a disguise for concealing its real character, and the object and accomplishment of which is the consummation of a preconceived plan having no business or corporate purpose, is not a plan of reorganization.15

As described in the next subsection of this Limited Scope Opinion, each of the Acquiring Fund and the Transferring Fund should be a Party of a Reorganization.  The RIC Reorganization does not represent an abrupt departure from normal reorganization procedure in connection with a transaction on which the imposition of tax is imminent.  Additionally, the object and accomplishment of which is the consummation of a preconceived plan having no business or corporate purpose.

Generally, upon the exchange of property, gain or loss must be accounted for if the new property differs in a material particular, either in kind or in extent, from the old property.16  The purpose of the 368 Reorganization provisions of the Code is to except from the general rule certain specifically described exchanges incident to such readjustments of corporate structures made in one of the particular ways specified in the Code, as are required by business exigencies and which effect only a readjustment of continuing interest in property under modified corporate forms.17  Requisite to a 368 Reorganization under the Code are a continuity of the business enterprise through the “issuing corporation” under the modified corporate form, and a continuity of interest. 18   For this purpose, “Issuing Corporation” means the Acquiring Corporation.19  The Code recognizes as a 368 Reorganization the amalgamation (occurring in a specified way) of two corporate enterprises under a single corporate structure if there exists among the holders of the stock and securities of either of the old corporations the requisite continuity of interest in the new corporation, but there is not a 368 Reorganization if the holders of the stock and securities of the old corporation are merely the holders of short-term notes in the new corporation.20

The Transferring Fund shareholders will continue the business of the Transferring Fund through their ownership of the Acquire Fund shares issued pursuant to the RIC Reorganization.  Additionally, the Transferring Fund is not merely holders of short-term notes in the Acquiring Fund.  Thus, the “continuity of interest” requirement should be satisfied.

Continuity of business enterprise requires that the Issuing Corporation to either continue the target corporation's historic business or use a significant portion of the target corporation’s historic business assets in a business.21   The application of this general rule to certain transactions, such as mergers of holding companies, will depend on all facts and circumstances.22  The policy underlying this general rule, which is to ensure that 368 Reorganizations are limited to readjustments of continuing interests in property under modified corporate form, provides the guidance necessary to make these facts and circumstances determinations.23

The Acquiring Fund will continue the Transferring Fund’s historic business and use a significant portion of the Transferring Fund’s historic business assets in a business.

The continuity of business enterprise requirement is satisfied if the Issuing Corporation continues the target corporation’s’ historic business.24  The fact the Issuing Corporation is in the same line of business as the target corporation tends to establish the requisite continuity, but is not alone sufficient.25  If the target corporation has more than one line of business, continuity of business enterprise requires only that the Issuing Corporation continue a significant line of business.26   Generally, a corporation's historic business is the business it has conducted most recently.27 However, a corporation's historic business is not one the corporation enters into as part of a plan of 368 Reorganization.28  All facts and circumstances are considered in determining the time when the plan comes into existence and in determining whether a line of business is “significant.”29

As previously discussed, the Acquiring Fund will continue the Transferring Fund’s historic business.  Additionally, the Acquiring Fund is and will continue to be in the same line of business as the Transferring Fund.  The Target’s line of business should be “significant” because it is limited to _____________.

The continuity of business enterprise requirement is satisfied if the Issuing Corporation uses a significant portion of the target corporation’s historic business assets in a business.30  A corporation's historic business assets are the assets used in its historic business. 31   Business assets may include stock and securities and intangible operating assets such as good will, patents, and trademarks, whether or not they have a tax basis.32   Generally, the determination of the portion of a corporation's assets considered “significant” is based on the relative importance of the assets to operation of the business.33  However, all other facts and circumstances, such as the net fair market value of those assets, will be considered.34

As previously discussed, the Acquiring Fund will use all of the Transferring Fund’s historic business assets in the continuation of the Transferring Fund’s historic business.  Such assets should be “significant” because they are all stock and securities of a mutual fund.

The purpose of the continuity of interest requirement is to prevent transactions that resemble sales from qualifying for nonrecognition of gain or loss available to corporate reorganizations.35  Continuity of interest requires that in substance a substantial part of the value of the proprietary interests in the target corporation be preserved in the 368 Reorganization.36  A proprietary interest in the target corporation is preserved if, in a potential 368 Reorganization, it is exchanged for a proprietary interest in the Issuing Corporation, it is exchanged by the Acquiring Corporation for a direct interest in the target corporation enterprise, or it otherwise continues as a proprietary interest in the target corporation.37  However, a proprietary interest in the target corporation is not preserved if, in connection with the potential 368 Reorganization, it is acquired by the Issuing Corporation for consideration other than stock of the Issuing Corporation, or stock of the Issuing Corporation furnished in exchange for a proprietary interest in the target corporation in the potential 368 Reorganization is redeemed.38

The Reorganization intended not intended as a sale, and the Transferring Fund shareholders have no plan or intention to sell their Acquiring Fund shares.  The sole business reasons for the RIC Reorganization are to change service providers to the Transferring Fund and presumably realize certain costs savings.  A proprietary interest in the Transferring Fund should be preserved because the Transferring Fund shares are exchanged for a proprietary interest in the Acquiring Fund (i.e., the Acquiring Fund shares are being exchanged for a direct interest in the Transferring Fund)

All facts and circumstances must be considered in determining whether, in substance, a proprietary interest in the target corporation is preserved.39  For purposes of the continuity of interest requirement, a mere disposition of stock of the target corporation prior to a potential 368 Reorganization to persons not “related”40 to the target corporation or to persons not Related to the Issuing Corporation is disregarded and a mere disposition of stock of the Issuing Corporation received in a potential 368 Reorganization to persons not Related to the Issuing Corporation is disregarded.41

There are no facts or circumstances that indicate that a propriety interest in the Transferring Fund is not otherwise being preserved.

A proprietary interest in the target corporation (other than one held by the Acquiring Corporation) is not preserved to the extent that consideration received prior to a potential 368 Reorganization, either in a redemption of the target corporation stock or in a distribution with respect to the target corporation stock, is treated as other property or money received in the exchange for purposes of Section 356 of the Code, or would be so treated if the target shareholder also had received stock of the Issuing Corporation in exchange for stock owned by the shareholder in the target corporation.42  A proprietary interest in the target corporation is not preserved to the extent that creditors (or former creditors) of the target corporation that own a proprietary interest in the corporation (or would be so treated if they had received the consideration in the potential 368 Reorganization) receive payment for the claim prior to the potential 368 Reorganization and such payment would be treated as other property or money received in the exchange for purposes of Section 356 of the Code had it been a distribution with respect to stock.43

Prior to the RIC Reorganization, there was neither a redemption of the Transferring Fund shares nor a distribution with respect to the Transferring Fund shares.  None of the Transferring Fund’s creditors (or former creditors) (a) owns a proprietary interest in the Transferring Fund, or (b) has received payment for the claim prior to the RIC 368 Reorganization.

Generally, in determining whether a proprietary interest in the target corporation is preserved, the consideration to be exchanged for the proprietary interests in the target corporation pursuant to a contract to effect the potential 368 Reorganization is valued on the last business day before the first date such contract is a “binding contract,” if such contract provides for “Fixed Consideration.”44   If a portion of the consideration provided for in such a contract consists of other property identified by value, then this specified value of such other property is used for purposes of determining the extent to which a proprietary interest in the target corporation is preserved.45  If the contract does not provide for Fixed Consideration, this paragraph does not apply.46

Section 2.1 of the Reorganization Agreement provides that the value of the Transferring Fund’s assets to be acquired by the Acquiring Fund are to be the value of such assets computed as of the close of business on the “Valuation Date,” using the valuation procedures set forth in the World Funds Trust’s Declaration of Trust and the Transferring Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.  For this purpose, Section 1.4 of the Reorganization Agreement provides that “Valuation Date” means the business day next preceding the Closing Date.

A proprietary interest in the target corporation is not preserved if, in connection with a potential 368 Reorganization, a person Related to the Issuing Corporation acquires, for consideration other than stock of the Issuing Corporation, either a proprietary interest in the target corporation or stock of the Issuing Corporation that was furnished in exchange for a proprietary interest in the target corporation.47  The preceding sentence does not apply to the extent those persons who were the direct or indirect owners of the target corporation prior to the potential 368 Reorganization maintain a direct or indirect proprietary interest in the Issuing Corporation.48

A proprietary interest in the Transferring Fund should be preserved because no person Related to the Acquiring Fund will acquire, for consideration other than stock of the Acquiring Fund, either a proprietary interest in Transferring Fund or stock of the Acquiring Fund that was furnished in exchange for such proprietary interest in the Transferring Fund.   However, to the extent those persons who were the direct or indirect owners of the Transferring Fund prior to the RIC Reorganization maintain a direct or indirect proprietary interest in the Acquiring Fund, the propriety interest requirement should still be satisfied.

Generally, a binding contract is an instrument enforceable under applicable law against the parties to the instrument.49   The presence of a condition outside the Control of the parties (including, for example, regulatory agency approval) does not prevent an instrument from being a binding contract.50  Further, the fact that insubstantial terms remain to be negotiated by the parties to the contract, or that customary conditions remain to be satisfied, does not prevent an instrument from being a binding contract.51

Based on the terms, conditions, representations, covenants and warranties of the Reorganization Agreement and the assumptions of this Limited Scope Opinion, the Reorganization Agreement is a binding contract enforceable under applicable law against each of the parties to the Reorganization Agreement.

Generally, if a term of a binding contract that relates to the amount or type of the consideration the target shareholders will receive in a potential 368 Reorganization is modified before the closing date of the potential 368 Reorganization, and the contract as modified is a binding contract, the date of the modification is treated as the first date there is a binding contract.52   Notwithstanding the prior sentence, a modification of a term that relates to the amount or type of consideration the target shareholders will receive in a transaction that would have resulted in the preservation of a substantial part of the value of the target corporation shareholders' proprietary interests in the target corporation if there had been no modification will not be treated as a modification if the modification (a) has the sole effect of providing for the issuance of additional shares of Issuing Corporation stock to the target corporation shareholders; (b) has the sole effect of decreasing the amount of money or other property to be delivered to the target corporation shareholders; or (c) has the effect of decreasing the amount of money or other property to be delivered to the target corporation shareholders and providing for the issuance of additional shares of Issuing Corporation stock to the target corporation shareholders.53

For purposes of this Limited Scope Opinion, it is assumed that the Reorganization Agreement will not be modified by any of the parties thereto.

Based upon the assumptions container in this Limited Scope Opinion and the prior analysis, the RIC Reorganization should qualify as a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code.

B.	The Acquiring Fund and the Transferring Fund should each be “a party to a reorganization.”

The term “Party to a Reorganization” means only a party to a 368 Reorganization.54

Section 368(b) of the Code defines a “Party to a Reorganization” to include a corporation resulting from a 368 Reorganization, and both corporations, in the case of a 368 Reorganization resulting from the acquisition by one corporation of stock or properties of another.   In the case of a 368 Reorganization qualifying under Section 368(a)(1)(C) of the Code, if the stock exchanged for the stock or properties is stock of a corporation which is in “control” of the Acquiring Corporation, the term a Party to a Reorganization includes the corporation so controlling the Acquiring Corporation.   For this purpose, Section 368(c) of the Code defines “Control” as the ownership of stock possessing at least eighty percent (80%) of the total combined voting power of all classes of stock entitled to vote and at least eighty percent (80%) of the total number of shares of all other classes of stock of the corporation.

As previously discussed, the RIC Reorganization should qualify as a “reorganization” under Section 368(a)(1)(C) of the Code.  The RIC Reorganization is the result of the Acquiring Fund’s acquisition of all of the assets of the Transferring Fund in exchange for the stock of the Acquiring Fund.

Based upon the assumptions container in this Limited Scope Opinion and the prior analysis, each of the Acquiring Fund and the Transferring Fund should each be a Party to a Reorganization.

C.
Gain or loss should not be recognized by the Transferring Fund upon the transfer of all of its assets to the Acquiring Fund in exchange for the Acquiring Fund stock and the assumption by the Acquiring Fund of the Transferring Fund liabilities.

Section 357(a) of the Code provides, in relevant part, that if (a) the taxpayer receives property which would be permitted to be received under Section 361 of the Code without the recognition of gain if it were the sole consideration, and (b) as part of the consideration, another party to the exchange assumes a liability of the taxpayer, then such assumption is not treated as money or other property, and does not prevent the exchange from being within the provisions of Section 361 of the Code as the case may be.

As discussed under the next subsection of this Limited Scope Opinion, for purposes of Section 361 of the Code, gain or loss should not be recognized by the Transferring Fund on the distribution of the Acquiring Fund stock to its shareholders

However, Section 357(b) of the Code provides that if, taking into consideration the nature of the liability and the circumstances in the light of which the arrangement for the assumption was made, it appears that the principal purpose of the taxpayer with respect to the assumption (a) was a purpose to avoid Federal income tax on the exchange, or (b) if not such purpose, was not a bona fide business purpose, then such assumption (in the total amount of the liability assumed pursuant to such exchange) shall, for purposes of Section 361 of the Code(as the case may be), be considered as money received by the taxpayer on the exchange. The Treasury Regulations also provide that benefits of Section 357(a) of the Code do not extend to any exchange involving an assumption of liabilities where it appears that the principal purpose of the taxpayer with respect to such assumption was to avoid federal income tax on the exchange, or, if not such purpose, was not a bona fide business purpose.55  In such cases, the total amount of liabilities assumed or acquired pursuant to such exchange (and not merely a particular liability with respect to which the tax avoidance purpose existed) is, for the purpose of determining the amount of gain to be recognized upon the exchange in which the liabilities are assumed or acquired, treated as money received by the taxpayer upon the exchange.56

Neither the Acquiring Fund nor the Transferring Fund has a principal purpose with respect to the assumption by the Acquiring Fund of the Transferring Fund’s liabilities in order to avoid federal income tax. The sole business reasons for the RIC Reorganization are to change service providers to the Transferring Fund and presumably realize certain costs savings.

Section 357(a) of the Code does not affect the rule that liabilities assumed are to be taken into account for the purpose of computing the amount of gain or loss realized under Section 1001 of upon an exchange.57  Section 357(a) of the Code provides, in relevant part, subject to the exceptions and limitations specified in Section 357(b) and (c), that (a) liabilities assumed are not to be treated as “other property or money” for the purpose of determining the amount of realized gain which is to be recognized under Section 351 and 361 if the transactions would, but for the receipt of “other property or money” have been exchanges of the type described in any one of such sections, and (b) if the only type of consideration received by the transferor in addition to that permitted to be received by Section 351 or 361 of the Code consists of an assumption of liabilities, the transaction, if otherwise qualified, will be deemed to be within the provisions of Section 351 and  361 of the Code.58

Based upon the assumptions container in this Limited Scope Opinion and the prior analysis, gain or loss should not be recognized by the Transferring Fund upon the transfer of all of its assets to the Acquiring Fund in exchange for the Acquiring Fund stock and the assumption by the Acquiring Fund of the Transferring Fund liabilities

D.	Gain or loss should not be recognized by the Transferring Fund on the distribution of the Acquiring Fund stock to its shareholders.

Section 361(c)(1) of the Code provides that no gain or loss is recognized to a corporation that Party to a Reorganization on the distribution to its shareholders of property in pursuance of s 368 Reorganization solely for stock or securities in another corporation, a Party to a Reorganization.59  This rule requires that only stock or securities received in connection with a 368 Reorganization.60

As previously discussed, RIC Reorganization should qualify as a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code, and each of the Acquiring Fund and the Transferring Fund should each be a Party to a Reorganization.  Such conclusions are based, in part, because only stock or securities of the Acquiring Fund were received by the shareholders of the Transferring Fund.

However, Section 361(c)(2)(A) of the Code provides that if (a) in such distribution, the corporation distributes property other than “qualified property,” and (b) the fair market value of such property exceeds its adjusted basis (in the hands of the distributing corporation),  then gain is recognized by the distributing corporation as if such property were sold to the distributee at its fair market value.  For this purpose, Section 361(c)(2)(B) of the Code defines “Qualified Property” as (a) stock in (or right to acquire stock in) the distributing corporation or obligation of the distributing corporation, or (b) any stock in (or right to acquire stock in) another corporation which is a Party to the Reorganization or obligation of another corporation which is such a party if such stock (or right) or obligation is received by the distributing corporation in the exchange.

The Acquiring Fund shares should be Qualified Property.  In the RIC Reorganization the Acquiring Fund will not be distributing any property other than Qualified Property and the fair market value of the Acquiring Fund shares will not exceed the adjusted basis in the hands of the shareholders of the Acquiring Fund.

Section 361(c)(2)(C) of the Code provides that if any property distributed in such distribution is subject to a liability or the shareholder assumes a liability of the distributing corporation in connection with the distribution, then, the fair market value of such property is treated as not less than the amount of such liability.

The shareholders of the Transferring Fund will not assume any liability of the Acquiring Fund in connection with the RIC Reorganization.

Finally, Section 361(c)(3) provides that any transfer of Qualified Property by the corporation to its creditors in connection with the 368 Reorganization is treated as a distribution to its shareholders pursuant to the plan of 368 Reorganization.

There is no transfer of Qualified Property to any creditors in connection with the RIC Reorganization.

Based upon the assumptions container in this Limited Scope Opinion and the prior analysis, gain or loss should not be recognized by the Transferring Fund on the distribution of the Acquiring Fund stock to its shareholders

E.	Gain or loss should not be recognized by the Acquiring Fund upon the receipt of the assets of the Transferring Fund in exchange for the Acquiring Fund stock.

Section 1032(a) of the Code provides that no gain or loss is recognized to a corporation on the receipt of money or other property in exchange for stock (including treasury stock) of such corporation.

The disposition by a corporation of shares of its own stock (including treasury stock) for money or other property does not give rise to taxable gain or deductible loss to the corporation regardless of the nature of the transaction or the facts and circumstances involved.61   For example, the receipt by a corporation of the subscription price of shares of its stock upon their original issuance gives rise to neither taxable gain nor deductible loss, whether the subscription or issue price be equal to, in excess of, or less than, the par or stated value of such stock.62  Also, the exchange or sale by a corporation of its own shares for money or other property does not result in taxable gain or deductible loss, even though the corporation deals in such shares as it might in the shares of another corporation.63

The disposition by the Acquiring Fund of its own stock for the assets of the Transferring Fund should not give rise to taxable gain in the RIC Organization regardless of whether or not the Acquiring Fund deals with such shares as it might in the Transferring Fund’s shares.

However, Section 1032(a) of the Code does not apply to the acquisition by a corporation of shares of its own stock except where the corporation acquires such shares in exchange for shares of its own stock (including treasury stock).64   Section 1032(a) also does not relate to the tax treatment of the recipient of a corporation's stock.65

The Acquiring Fund is not acquiring its own shares.

Based upon the assumptions container in this Limited Scope Opinion and the prior analysis, gain or loss should not be recognized by the Acquiring Fund upon the receipt of the assets of the Transferring Fund in exchange for the Acquiring Fund stock.

F.
The basis of the assets of the Transferring Fund in the hands of the Acquiring Fund should be the same as the basis of those assets in the hands of the Transferring Fund immediately prior to the transfer.

Section 362(b) of the Code provides that if property is acquired by a corporation in connection with a 368 Reorganization, then the basis is the same as it would be in the hands of the transferor, increased in the amount of gain recognized to the transferor on such transfer.  However, this rule does not apply if the property acquired consists of stock or securities in a corporation a Party to a Reorganization, unless acquired by the exchange of stock or securities of the transferee (or of a corporation which is in Control of the transferee) as the consideration in whole or in part for the transfer.  The Treasury Regulations also provide that Section 362 of the Code generally provides, as a general rule, in relevant part, that if property was acquired by a corporation (a) in connection with a transaction to which Section 351 applies, or (b) in connection with a 368 Reorganization, then the basis is the same as it would be in the hands of the transferor, increased in the amount of gain recognized to the transferor on such transfer.66  However, in the case of a plan of 368 Reorganization adopted, Section 362 of the Code does not apply if the property acquired in connection with such 368 Reorganization consists of stock or securities in a corporation a Party to the Reorganization, unless acquired by the exchange of stock or securities of the transferee (or of a corporation which is in Control of the transferee) as the consideration in whole or in part for the transfer.67  Property deemed to be acquired with contributed money is that property, if any, the acquisition of which was the purpose motivating the contribution.68

As previously discussed, the RIC Reorganization should qualify as a “reorganization” under Section 368(a)(1)(C) of the Code, and each of the Acquiring Fund and the Transferring Fund is a Party to a Reorganization.  Pursuant to the RIC Reorganization, the Acquiring Fund is acquiring the Transferring Fund’s assets.  Thus, the basis of such assets in the hands of the Acquiring Fund is the same as it would be in the hands of the Transferring Fund.  However, the property acquired by the Acquiring Fund does not consist of stock or securities of the Transferring Fund.

Based upon the assumptions container in this Limited Scope Opinion and the prior analysis, the basis of the assets of the Transferring Fund in the hands of the Acquiring Fund should be the same as the basis of those assets in the hands of the Transferring Fund immediately prior to the transfer

G.	The holding period of the assets of the Transferring Fund in the hands of the Acquiring Fund should include the period during which those assets were held by the Transferring Fund.

Section 1223(2) of the Code provides that in determining the period for which the taxpayer has held property however acquired there is included the period for which such property was held by any other person, if such property has, for the purpose of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as it would have in the hands of such other person.69

As previously discussed, the basis of the assets of the Transferring Fund in the hands of the Acquiring Fund should be the same as the basis of those assets in the hands of the Transferring Fund immediately prior to the transfer

Based upon the assumptions container in this Limited Scope Opinion and the prior analysis, the holding period of the assets of the Transferring Fund in the hands of the Acquiring Fund should include the period during which those assets were held by the Transferring Fund

H.	Gain or loss should not be recognized by the Transferring Fund shareholders on the receipt of the Acquiring Fund stock solely in exchange for their Transferring Fund stock.

Section 354(a)(1) of the Code provides that no gain or loss is recognized if stock or securities in a corporation a Party to a Reorganization are, in pursuance of the plan of 368 Reorganization, exchanged solely for stock or securities in such corporation or in another corporation a Party to the Reorganization.  Additionally, the Treasury Regulations provide that the exchanges to which Section 354 of the Code applies must be pursuant to a plan of 368 Reorganization as provided in Section 368(a) of the Code and the stock and securities surrendered as well as the stock and securities received must be those of a corporation which is a Party to the Reorganization.70

As previously discussed, RIC Reorganization should qualify as a “reorganization” within the meaning of Section 368(a)(1)(C) of the Code, and each of the Acquiring Fund and the Transferring Fund should each be a Party to a Reorganization.  Such conclusions are based, in part, because only stock or securities of the Acquiring Fund were received by the shareholders of the Transferring Fund.

However, Section 354(a)(2)(A) of the Code provides that such rule does not apply if (a) the principal amount of any such securities received exceeds the principal amount of any such securities surrendered, or (b) any such securities are received and no such securities are surrendered.  Additionally Section 354(a)(2)(B) of the Code provides that such rule does not apply to the extent that any stock (including “nonqualified preferred stock” (as defined in Section 351(g)(2) of the Code),71 securities, or other property received is attributable to interest which has accrued on securities on or after the beginning of the holder's holding period.  Moreover, Section 354(a)(2)(C) of the Code provides that “nonqualified preferred stock” (as defined in Section 351(g)(2) of the Code) received in exchange for stock other than “nonqualified preferred stock” (as so defined) is not be treated as stock or securities.

There is neither (a) a principal amount of any such securities received exceeding the principal amount of any such securities surrendered, or (b) any such securities are received and no such securities are surrendered.  Additionally, no stock, including Nonqualified Preferred Stock, securities, or other property received is attributable to interest which has accrued on securities on or after the beginning of the holder's holding period.

Based upon the assumptions container in this Limited Scope Opinion and the prior analysis, gain or loss should not be recognized by the Transferring Fund shareholders on the receipt of the Acquiring Fund stock solely in exchange for their Transferring Fund stock

I.	The basis of the shares of the Acquiring Fund stock received by the Transferring Fund shareholders should be the same as the basis of the Transferring Fund stock surrendered in exchange therefore.

Section 354(a)(1) of the Code provides, in relevant part, that the basis of the property permitted to be received under Section 361 of the Code without the recognition of gain or loss shall be the same as that of the property exchanged decreased by (x) the fair market value of any other property (except money) received by the taxpayer; (y) the amount of any money received by the taxpayer; and (z) the amount of loss to the taxpayer which was recognized on such exchange, and increased by (x) the amount which was treated as a dividend, and  (y) the amount of gain to the taxpayer which was recognized on such exchange (not including any portion of such gain which was treated as a dividend).  Section 351(a)(2) of the Code provides that the basis of any other property (except money) received by the taxpayer shall be its fair market value.

As previously discussed, the RIC Reorganization should qualify as a “reorganization” under Section 368(a)(1)(C) of the Code, and each of the Acquiring Fund and the Transferring Fund is a Party to a Reorganization.  Additionally, as discussed under the next subsection of this Limited Scope Opinion, for purposes of Section 361 of the Code, gain or loss should not be recognized by the Transferring Fund on the distribution of the Acquiring Fund stock to its shareholder.

Based upon the assumptions container in this Limited Scope Opinion and the prior analysis, the basis of the shares of the Acquiring Fund stock received by the Transferring Fund shareholders should be the same as the basis of the Transferring Fund stock surrendered in exchange therefore.

J.
The holding period of the Acquiring Fund stock received by the Transferring Fund shareholders should include the period during which the Transferring Fund shareholders held the Transferring Fund stock surrendered in exchange therefore, provided the Transferring Fund stock was held as a capital asset on the date of the exchange.

Section 1223(1) of the Code provides that in determining the period for which the taxpayer has held property received in an exchange, there is included the period for which he held the property exchanged if the property has, for the purpose of determining gain or loss from a sale or exchange, the same basis in whole or in part in his hands as the property exchanged, and, in the case of such exchanges after March 1, 1954, the property exchanged at the time of such exchange was a Capital Asset or property described in Section 1231 of the Code.72  For this purpose, a distribution to which Section 355 of the Code applies is treated as an exchange.

Thus, in determining the period for which Transferring Fund shareholders have held the Acquired Fund shares received in the RIC Organization, there is included the period for which the Transferring Fund shareholders held their property exchanged which had, for the purpose of determining gain or loss from a sale or exchange, the same basis in whole or in part in the Transferring Fund shareholders’ hands as the property exchanged, and, the property exchanged at the time of such exchange consists of Capital Assets.

Based upon the assumptions container in this Limited Scope Opinion and the prior analysis, the holding period of the Acquiring Fund stock received by the Transferring Fund shareholders should include the period during which the Transferring Fund shareholders held the Transferring Fund stock surrendered in exchange therefore, provided the Transferring Fund stock was held as a capital asset on the date of the exchange.

K.
The Acquiring Fund should succeed to and take into account the carryover corporate items of the Transferring Fund described in Section 381(c) of the Code,73 subject to the provisions and limitations specified in  Sections 381 (relating to carryovers in certain corporate acquisitions),  382 (relating to the limitation on net operating loss carry-forwards and certain built-in losses following ownership change),  383 (relating to special limitations on certain excess credits), and  384 (relating to the limitation on use of pre-acquisition losses to offset built-in gains) of the Code, and the Treasury Regulations thereunder.

Section 381(a) of the Code provides, in relevant part, that in the case of the acquisition of assets of a corporation by another corporation in a transfer to which Section 361 of the Code applies, but only if the transfer is in connection with certain types of 368 Reorganizations, including a 368 Reorganization under Section 368(a)(1)(C) of the Code, the Acquiring Corporation shall succeed to and take into account, as of the close of the day of distribution or transfer, the items described in Section 381(c) of the Code of the distributor or transferor corporation, subject to the conditions and limitations specified in Section 381(b) and (c).74

As previously discussed, the RIC Reorganization should qualify as a “reorganization” under Section 368(a)(1)(C) of the Code, and each of the Acquiring Fund and the Transferring Fund is a Party to a Reorganization.  Additionally, as discussed under the next subsection of this Limited Scope Opinion, for purposes of Section 361 of the Code, gain or loss should not be recognized by the Transferring Fund on the distribution of the Acquiring Fund stock to its shareholders.  Therefore, the Acquiring Fund should succeed to and take into account as of the close of the day of distribution or transfer, the items described in Section 381(c) of the Code of the Transferring Fund, subject to the conditions and limitations specified in Section 381(b) and (c).

Section 381(b)(1) of the Code provides that the taxable year of the distributor or transferor corporation ends on the date of distribution or transfer.  Additionally, Section 381(b)(2) of the Code provides that the date of distribution or transfer is the day on which the distribution or transfer is completed; except that, under Treasury Regulations, the date when substantially all of the property has been distributed or transferred may be used if the distributor or transferor corporation ceases all operations, other than liquidating activities, after such date.  Moreover, Section 381(b)(3) of the Code provides that the corporation acquiring property in a distribution or transfer described in Section 381(a) of the Code is not be entitled to carry back a net operating loss or a net capital loss for a taxable year ending after the date of distribution or transfer to a taxable year of the distributor or transferor corporation.

Thus, the taxable year of Transferring Fund ends on the date of distribution or transfer.  The date of distribution or transfer is the day on which the distribution or transfer is completed; except that, under Treasury Regulations, the date when substantially all of the property of the Transferring Fund has been distributed or transferred may be used if the Transferring Fund ceases all operations, other than liquidating activities, after such date.  However, the Acquiring Fund is not be entitled to carry back a net operating loss or a net capital loss for a taxable year ending after the date of distribution or transfer to a taxable year of the Transferring Fund..

Treas. Reg. Section 1.381(a)-1(a) provides that a corporation which acquires the assets of another corporation in certain liquidations and 368 Reorganizations succeeds to, and takes into account, as of the close of the date of distribution or transfer, the items described in Section 381(c) of Code of the distributor or transferor corporation.   These items are taken into account by the Acquiring Corporation subject to the conditions and limitations specified in Sections 381, 382(b), and 383 and the Treasury Regulations thereunder.   Treas. Reg. Section 1.381(a)-1(b)(1) provides, in relevant part, that in a 368 Reorganization under Section 368(a)(1)(C) of the Code the items described in Section 381(c) of the Code are required by Section 381of the Code to be carried over to the “acquiring corporation” only in the following liquidations and 368 Reorganizations.  The corporation which acquires the assets of its subsidiary corporation in a complete liquidation to which Section 381(a)(1) of the Code applies is the Acquiring Corporation for purposes of Section 381 of the Code. Whether a corporation has acquired all of the assets transferred by the transferor corporation is a question of fact to be determined on the basis of all the facts and circumstances.

As previously discussed, the RIC Reorganization should qualify as a “reorganization” under Section 368(a)(1)(C) of the Code, and each of the Acquiring Fund and the Transferring Fund is a Party to a Reorganization.   Thus, the Acquiring Fund succeeds to, and takes into account, as of the close of the date of distribution or transfer, the items described in Section 381(c) of Code of the Transferring Fund.   These items are taken into account by the Acquiring Fund subject to the conditions and limitations specified in Sections 381, 382(b), and 383 and the Treasury Regulations thereunder.   The Acquiring Fund has acquired all of the assets of the Transferring Fund.

Based upon the assumptions container in this Limited Scope Opinion and the prior analysis, the Acquiring Fund should succeed to and take into account the carryover corporate items of the Transferring Fund described in Section 381(c) of the Code,  subject to the provisions and limitations specified in  Sections 381 (relating to carryovers in certain corporate acquisitions),  382 (relating to the limitation on net operating loss carry-forwards and certain built-in losses following ownership change),  383 (relating to special limitations on certain excess credits), and  384 (relating to the limitation on use of pre-acquisition losses to offset built-in gains) of the Code, and the Treasury Regulations thereunder.

L.	The tax year of the Transferring Fund should end on the effective date of the Reorganization.

A 368 Reorganization pursuant to Section 368(a)(1)(C) of the Code the taxable year of the distributor or transferor corporation ends with the close of the date of distribution or transfer.75  The date of distribution or transfer is day on which are distributed or transferred all those properties of the distributor or transferor corporation which are to be distributed or transferred pursuant to a liquidation or 368 Reorganization.76 If the distribution or transfer of all such properties is not made on one day, then, except as provided in the next paragraph, the date of distribution or transfer is day on which the distribution or transfer of all such properties is completed. 77

As previously discussed, the RIC Reorganization should qualify as a “reorganization” under Section 368(a)(1)(C) of the Code, and each of the Acquiring Fund and the Transferring Fund is a Party to a Reorganization.  Thus, the taxable year of Transferring Fund ends with the close of the date of distribution or transfer.  The date of distribution or transfer is day on which are distributed or transferred all those properties of the Transferring Fund which are to be distributed or transferred pursuant to the RIC Reorganization.  If the distribution or transfer of all such properties is not made on one day, then, except as provided in the next paragraph, the date of distribution or transfer is day on which the distribution or transfer of all such properties is completed. 78

If the distributor or transferor and Acquiring Corporations file the statements described in the next paragraph (the “381 Statements”), the date of distribution or transfer is the date as of which (a) substantially all of the properties to be distributed or transferred have been distributed or transferred, and (b) the distributor or transferor corporation has ceased all operations (other than liquidating activities).79  Such day also is  the date of distribution or transfer if the completion of the distribution or transfer is unreasonably postponed beyond the date as of which substantially all the properties to be distributed or transferred have been distributed or transferred and the distributor or transferor corporation has ceased all operations other than liquidating activities.80  A corporation is considered to have distributed or transferred substantially all of its properties to be distributed or transferred even though it retains money or other property in a reasonable amount to pay outstanding debts or preserve the corporation's legal existence.81  A corporation is considered to have ceased all operations, other than liquidating activities, when it ceases to be a going concern and its activities are merely for the purpose of winding up its affairs, paying its debts, and distributing any remaining balance of its money or other properties to its shareholders.82

If the Transferring Fund and Acquiring Fund file the 381 Statements, the date of distribution or transfer is the date as of which (a) substantially all of the properties to be distributed or transferred have been distributed or transferred, and (b) the Transferring Fund has ceased all operations (other than liquidating activities).   Such day also is  the date of distribution or transfer if the completion of the distribution or transfer is unreasonably postponed beyond the date as of which substantially all the properties to be distributed or transferred have been distributed or transferred and Transferring Fund has ceased all operations other than liquidating activities.  The Transferring Fund will be considered to have distributed or transferred substantially all of its properties to be distributed or transferred even though it retains money or other property in a reasonable amount to pay outstanding debts or preserve the Transferring Fund’s legal existence.  The Transferring Fund is considered to have ceased all operations, other than liquidating activities, when it ceases to be a going concern and its activities are merely for the purpose of winding up its affairs, paying its debts, and distributing any remaining balance of its money or other properties to its shareholders.

381 Statements must be entitled, “ELECTION OF DATE OF DISTRIBUTION OR TRANSFER PURSUANT TO §1.381(b)-1(b)(2),” and must include: [INSERT NAME AND EMPLOYER IDENTIFICATION NUMBER (IF ANY) OF DISTRIBUTOR OR TRANSFEROR CORPORATION] AND [INSERT NAME AND EMPLOYER IDENTIFICATION NUMBER (IF ANY) OF ACQUIRING CORPORATION] ELECT TO DETERMINE THE DATE OF DISTRIBUTION OR TRANSFER UNDER §1.381(b)- 1(b)(2). SUCH DATE IS [INSERT DATE (mm/dd/yyyy)].83

One statement must be included on or with the timely filed federal income tax return of the distributor or transferor corporation for its taxable year ending with the date of distribution or transfer.84  An identical statement must be included on or with the timely filed federal income tax return of the Acquiring Corporation for its first taxable year ending after that date.85

If (a) the last day of the Acquiring Corporation's taxable year is a Saturday, Sunday, or legal holiday, and (b) day specified in Treas. Reg. Sections 1.381(b)-1(b)(1) and (2) as the date of distribution or transfer is the last “business day” before such Saturday, Sunday, or holiday, then the last day of the Acquiring Corporation's taxable year shall be the date of distribution or transfer for purposes of Section 381(b).86  For this purpose, “Business Day” means a day which is not a Saturday, Sunday, or legal holiday, and also means a Saturday, Sunday, or legal holiday if the date of distribution or transfer determined as described above is such Saturday, Sunday, or holiday.87

The distributor or transferor corporation must file an income tax return for the taxable year ending with the date of distribution or transfer.88  If the distributor or transferor corporation remains in existence after such date of distribution or transfer, it must file an income tax return for the taxable year beginning on the day following the date of distribution or transfer and ending with the date on which the distributor or transferor corporation's taxable year would have ended if there had been no distribution or transfer.89

Based upon the assumptions container in this Limited Scope Opinion and the prior analysis, the tax year of the Transferring Fund should end on the effective date of the Reorganization.

VII.	Reliance.

This Limited Scope Opinion as to certain federal income tax matters is limited to the matters specifically addressed herein.  This Limited Scope Opinion is provided solely for the benefit of the addressees and John Lively & Associates in connection with the transactions described above.  Limited Scope Opinion may neither be quoted in whole or in part in any letter or document by, nor used or relied upon by, nor may copies be delivered to, any person other than the party for whom this Limited Scope Opinion is provided.  This Limited Scope Opinion is rendered as of the date hereof.  We assume no responsibility or obligation to withdraw or to update or revise this opinion or to notify any party if, at any time hereafter, there is a legal or factual change which in any manner affects any aspect of this Limited Scope Opinion.

Very truly yours,

Wildman, Harrold, Allen & Dixon LLP

2
Treas. Reg. Section 1.368-1(e)(4)(i)(A) provides that two corporations are Related Persons if the corporations are members of the same “affiliated group” (“Affiliated Group”) as defined in Section 1504 of the Code (determined without regard to section 1504(b). However, the following special rules apply:  (a) a corporation will be treated as Related to another corporation if such relationship exists immediately before or immediately after the acquisition of the stock involved, and (b) a corporation, other than the target corporation or a person Related determined without regard to (a) of the prior sentence to the target corporation, will be treated as Related to the Issuing Corporation if the relationship is created in connection with the potential reorganization.

Section 1504(a) defines “Affiliated Group” as one (1) or more chains of includible corporations connected through stock ownership with a common parent corporation which is an includible corporation, but only if (a) the common parent owns directly stock meeting the 80% voting and value test (the
“80% Voting and Value Test”) in at least one (1) of the other includible corporations, and (b) stock meeting the 80% Voting and Value Test in each of the includible corporations (except the common parent) is owned directly by one (1) or more of the other includible corporations.  The 80% Voting and Value Test requires the applicable corporation to (a) possess at least eighty percent (80%) of the total voting power of the stock of such corporation, and (b) have a value equal to at least eighty percent (80%) of the total value of the stock of such corporation.

Treas. Reg. Section 1.368-1(e)(4)(i)(A) also provides that two corporations are Related Persons if a purchase of the stock of one corporation by another corporation would be treated as a distribution in redemption of the stock of the first corporation under Section 304(a)(2) of the Code (determined without regard to Treas. Reg. Section 1.1502-80(b)).  Section 304(a)(2) of the Code provides that if (a) in return for property, one corporation acquires from a shareholder of another corporation of stock in such other corporation, and (b) the Issuing Corporation Controls the Acquiring Corporation, then such property is treated as a distribution in redemption of the stock of the Issuing Corporation.

3
Section 1221(a) of the Code defines “Capital Asset” as property held by the taxpayer (whether or not connected with his trade or business), but does not include (a) stock in trade of the taxpayer or other property of a kind which would properly be included in the inventory of the taxpayer if on hand at the close of the taxable year, or property held by the taxpayer primarily for sale to customers in the ordinary course of his trade or business; (b) property, used in his trade or business, of a character which is subject to the allowance for depreciation provided in section 167 , or real property used in his trade or business; (c) a copyright, a literary, musical, or artistic composition, a letter or memorandum, or similar property, held by (i) a taxpayer whose personal efforts created such property, or (ii) in the case of a letter, memorandum, or similar property, a taxpayer for whom such property was prepared or produced; (d) accounts or notes receivable acquired in the ordinary course of trade or business for services rendered or from the sale of property described in clause (a) of this sentence; (e) a publication of the United States Government (including the Congressional Record) which is received from the United States Government or any agency thereof, other than by purchase at the price at which it is offered for sale to the public, and which is held by (i) a taxpayer who so received such publication, or (ii) a taxpayer in whose hands the basis of such publication is determined, for purposes of determining gain from a sale or exchange, in whole or in part by reference to the basis of such publication in the hands of a taxpayer described in (i) of this clause (e); (f) any commodities derivative financial instrument held by a commodities derivatives dealer, unless (i) it is established to the satisfaction of the Secretary that such instrument has no connection to the activities of such dealer as a dealer, and (ii) such instrument is clearly identified in such dealer's records as being described in (i)of this clause (f) before the close of the day on which it was acquired, originated, or entered into (or such other time as the IRS may by regulations prescribe); (g) any hedging transaction which is clearly identified as such before the close of the day on which it was acquired, originated, or entered into (or such other time as the Secretary may by regulations prescribe); or (h) supplies of a type regularly used or consumed by the taxpayer in the ordinary course of a trade or business of the taxpayer.

4
Section 357(d) of the Code provides that a recourse liability (or portion thereof) is treated as having been assumed if, as determined on the basis of all facts and circumstances, the transferee has agreed to, and is expected to, satisfy such liability (or portion), whether or not the transferor has been relieved of such liability; and except to the extent provided in the next sentence, a nonrecourse liability is treated as having been assumed by the transferee of any asset subject to such liability. The amount of the nonrecourse liability treated is reduced by the lesser of (x) the amount of such liability which an owner of other assets not transferred to the transferee and also subject to such liability has agreed with the transferee to, and is expected to, satisfy, and (7) the fair market value of such other assets (determined without regard to Section 7701(g) of the Code, which provides that in determining the amount of gain or loss (or deemed gain or loss) with respect to any property, the fair market value of such property is treated as being not less than the amount of any nonrecourse indebtedness to which such property is subject).

5
Treas. Reg. Section 1.368-1(d)(2) provides that the continuity of business enterprise requirement is satisfied if the Issuing Corporation continues the target corporation’s historic business. The fact that the Issuing Corporation is in the same line of business as the target corporation tends to establish the requisite continuity, but is not alone sufficient. If the target corporation has more than one line of business, continuity of business enterprise requires only that the Issuing Corporation continue a significant line of business.  Generally, a corporation's historic business is the business it has conducted most recently.  However, a corporation's historic business is not one the corporation enters into as part of a plan of reorganization. All facts and circumstances are considered in determining the time when the plan comes into existence and in determining whether a line of business is “significant.”

6	Section 368(a)(3)(B) of the Code defines “Similar Case” as a case under title 11 of the United States Code, or a receivership, foreclosure or similar proceeding in a federal or state court.

7           Treas. Reg. Section 1.368-1(a).

8           Id.

9
For this purpose, Treas. Reg. Section 1.381(a)-1(b)(1) provides that  only a single corporation may be an “Acquiring Corporation” for purposes of Section 381 of the Code and the Treasury Regulations thereunder.

10           Treas. Reg. Section 1.368-2(d)(1).

11           Id.

12           Id.

13
Id.  Alternatively Treas. Reg. Section 1.368-2(d)(2) provides that one corporation must (a) acquire substantially all of the properties of another corporation in such manner that the acquisition would qualify under the prior paragraph, but for the fact that the Acquiring Corporation exchanges money, or other property in addition to such voting stock, and (b) acquire solely for voting stock (either of the Acquiring Corporation or of a corporation which is in Control of the Acquiring Corporation) properties of the other corporation having a fair market value which is at least 80% of the fair market value of all the properties of the other corporation.   For the purposes of clause (b) only, a liability assumed or to which the properties are subject is considered money paid for the properties.

14           Treas. Reg. Section 1.368-1(c).

15           Id.

16           Treas. Reg. Section 1.368-1(b).

17           Id.

18           Id.

19           Id.

20           Id.

21           Treas. Reg. Section 1.368-1(d)(1).

22           Id.

23           Id.

24           Treas. Reg. Section 1.368-1(d)(2)(i).

25           Id.

26           Treas. Reg. Section 1.368-1(d)(2)(ii).

27           Treas. Reg. Section 1.368-1(d)(2)(iii).

28           Id.

29           Treas. Reg. Section 1.368-1(d)(2)(iv).

30           Treas. Reg. Section 1.368-1(d)(3)(i).

31           Treas. Reg. Section 1.368-1(d)(3)(ii).

32           Id.

33           Treas. Reg. Section 1.368-1(d)(3)(iii).

34
Id.  Treas. Reg. Section 1.368-1(d)(4)(i) provides that the Issuing Corporation is treated as holding all of the businesses and assets of all of the members of the “qualified group.”  For this purpose, Treas. Reg. Section 1.368-1(d)(4)(ii) provides that “Qualified Group” is one or more chains of corporations connected through stock ownership with the Issuing Corporation, but only if the Issuing Corporation owns directly stock meeting the requirements of Section 368(c) of the Code in at least one other corporation, and stock meeting the requirements of Section 368(c) of the Code in each of the corporations (except the Issuing Corporation) is owned directly (or indirectly) by one or more of the other corporations.

35           Treas. Reg. Section 1.368-1(e)(1)(i).

36           Id.

37           Id.

38           Id.

39           Id.

40
Treas. Reg. Section 1.368-1(e)(4)(i) provides that two corporations are “Related” persons if either the corporations are members of the same Affiliated Group), or (b) a purchase of the stock of one corporation by another corporation would be treated as a distribution in redemption of the stock of the first corporation under Section 304(a)(2) of the Code (determined without regard to Treas. Reg. Section 1.1502-80(b)).   However, Treas. Reg. Section 1.368-1(e)(4)(ii)(A) provides that a corporation will be treated as Related to another corporation if such relationship exists immediately before or immediately after the acquisition of the stock involved.  Additionally, Treas. Reg. Section 1.368-1(e)(4)(B) provides that a corporation, other than the target corporation or a person Related (as defined above but determined without regard to the previous sentence) to the target corporation, will be treated as Related to the Issuing Corporation if the relationship is created in connection with the potential reorganization.

41           Id.

42           Treas. Reg. Section 1.368-1(e)(1)(ii).

43           Id.

44
Treas. Reg. Section 1.368-1T(e)(2)(i).  For this purpose, Treas. Reg. Section 1.368-1T(e)(2)(iii) provides that a contract provides for “Fixed Consideration” if it provides the number of shares of each class of stock of the Issuing Corporation, the amount of money, and the other property (identified either by value or by specific description), if any, to be exchanged for all the proprietary interests in the target corporation, or to be exchanged for each proprietary interest in the target corporation.  A contract that provides a target corporation shareholder with an election to receive a number of shares of stock of the Issuing Corporation and/or money and/or other property in exchange for all of the shareholder's proprietary interests in the target corporation, or each of the shareholder's proprietary interests in the target corporation, provides for Fixed Consideration if the determination of the number of shares of Issuing Corporation stock to be provided to the target corporation shareholder is determined using the value of the Issuing Corporation stock on the last business day before the first date there is a binding contract.

45           Id.

46           Id.

47           Treas. Reg. Section 1.368-1(e)(3).

48           Id.

49           Treas. Reg. Section 1.368-1T(e)(2)(ii)(A).

50           Id.

51           Id.

52           Treas. Reg. Section 1.368-1T(e)(2)(ii)(B)(1).

53
Treas. Reg. Section 1.368-1T(e)(2)(ii)(B)(2).  Treas. Reg. Section 1.368-1T(e)(2)(ii)(B)(3) provides that notwithstanding the first sentence of this paragraph, a modification of a term that relates to the amount or type of consideration the target shareholders will receive in a transaction that would not have resulted in the preservation of a substantial part of the value of the target corporation shareholders' proprietary interests in the target corporation if there had been no modification will not be treated as a modification if the modification (a) has the sole effect of providing for the issuance of fewer shares of Issuing Corporation stock to the target corporation shareholders; (b) has the sole effect of increasing the amount of money or other property to be delivered to the target corporation shareholders; or (c) has the effect of increasing the amount of money or other property to be delivered to the target corporation shareholders and providing for the issuance of fewer shares of Issuing Corporation stock to the target corporation shareholders.  Treas. Reg. Section 1.368-1T(e)(2)(ii)(C) provides that a tender offer that is subject to Section 14(d) of the Securities and Exchange Act of 1934 and Regulation 14D and is not pursuant to a binding contract, is treated as a binding contract made on the date of its announcement, notwithstanding that it may be modified by the offeror or that it is not enforceable against the offerees.53  If a modification (not pursuant to a binding contract) of such a tender offer is subject to the provisions of Regulation 14d-6(c) (17 CFR 240.14d-6(c)) and relates to the amount or type of the consideration received in the tender offer, then the date of the modification is treated as the first date there is a binding contract.

54           Treas. Reg. Section 1.368-1(a).

55           Treas. Reg. Section 1.357-1(c).

56           Id.

57           Treas. Reg. Section 1.357-1(a).

58           Id.

59           Treas. Reg. Section 1.361-1.

60           Id.

61           Treas. Reg. Section 1.1032-1(a)

62           Id.

63           Id.

64           Treas. Reg. Section 1.1032-1(b).

65           Id.

66           Treas. Reg. Section 1.362-1(a).

67           Treas. Reg. Section 1.362-1(b).

68
Treas. Reg. Section 1.362-2(a).  Treas. Reg. Section 1.362-2(b) provides that in the case of an excess of the amount of money contributed over the cost of the property deemed to be acquired with such money such excess is applied to the reduction of the basis (but not below zero) of other properties held by the corporation, on the last day of the 12-month period beginning on the day the contribution is received, in the following order:  (a) all property of a character subject to an allowance for depreciation (not including any properties as to which a deduction for amortization is allowable); (b) property with respect to which a deduction for amortization is allowable; (c) property with respect to which a deduction for depletion is allowable under Section 611 of the Code but not under Section 613 of the Code; and (d) all other remaining properties. The reduction of the basis of each of the properties within each of these four (4) categories is made in proportion to the relative bases of such properties.  Treas. Reg. Section 1.362-2(c) provides that, with the consent of the IRS, the taxpayer may, however, have the basis of the various units of property within a particular category adjusted in a manner different from this general rule.  Variations from such rule may, for example, involve adjusting the basis of only certain units of the taxpayer's property within a given category.  A request for variations from the general rule should be filed by the taxpayer with its return for the taxable year for which the transfer of the property has occurred.

69           Treas. Reg. Section 1.1223-1(a).

70           Treas. Reg. Section 1.354-1(a).

71
Section 351(g)(2)(A) of the Code defines “Nonqualified Preferred Stock” as “preferred stock) if (a) the holder of such stock has the right to require the issuer or a Related Person to redeem or purchase the stock; (b) the issuer or a Related Person is required to redeem or purchase such stock; (c) the issuer or a Related Person has the right to redeem or purchase the stock and, as of the issue date, it is more likely than not that such right will be exercised; or (d) the dividend rate on such stock varies in whole or in part (directly or indirectly) with reference to interest rates, commodity prices, or other similar indices.  However, Section 351(g)(2)(B) of the Code provides that clauses (a), (b), and (c) in the prior sentence apply only if the right or obligation referred to therein may be exercised within the 20-year period beginning on the issue date of such stock and such right or obligation is not subject to a contingency which, as of the issue date, makes remote the likelihood of the redemption or purchase.

Additionally, Section 351(g)(2)(C)(i) of the Code provides that a right or obligation is not treated as described in such clause (a), (b), or (c) if (i) it may be exercised only upon the death, disability, or mental incompetency of the holder, or (ii) in the case of a right or obligation to redeem or purchase stock transferred in connection with the performance of services for the issuer or a Related Person (and which represents reasonable compensation), it may be exercised only upon the holder's separation from service from the issuer or a Related Person.  However, Section 351(g)(2)(C)(ii) of the Code provides that clause (i) of the prior sentence does not apply if the stock relinquished in the exchange, or the stock acquired in the exchange is in (a) a corporation if any class of stock in such corporation or a Related party is readily tradable on an established securities market or otherwise, or (b) any other corporation if such exchange is part of a transaction or series of transactions in which such corporation is to become a corporation described in such clause (i).

For purposes of the definition of Nonqualified Preferred Stock, Section 351(g)(3) of the Code defines “Preferred Stock” as stock which is limited and preferred as to dividends and does not participate in corporate growth to any significant extent.  Stock is not treated as participating in corporate growth to any significant extent unless there is a real and meaningful likelihood of the shareholder actually participating in the earnings and growth of the corporation.  If there is not a real and meaningful likelihood that dividends beyond any limitation or preference will actually be paid, the possibility of such payments will be disregarded in determining whether stock is limited and preferred as to dividends.  If there is not a real and meaningful likelihood that dividends beyond any limitation or preference will actually be paid, the possibility of such payments will be disregarded in determining whether stock is limited and preferred as to dividends.

Additionally, Section 351(g)(4) of the Code effectively defines “Related Person” a person who is related to another person if they bear a relationship to such other person described in Section 267(b) or 707(b) of the Code.  Section 707(b) of the Code includes (a) a partnership and a person owning, directly or indirectly, more than fifty percent (50%) of the capital interest, or the profits interest, in such partnership, or (b) two partnerships in which the same persons own, directly or indirectly, more than fifty percent (50%) of the capital interests or profits interests.

Section 267(b) of the Code includes the following persons:  (a) members of a family; (b) an individual and a corporation more than fifty percent (50%) in value of the outstanding stock of which is owned, directly or indirectly, by or for such individual; (c) two corporations which are members of the same controlled group;(d) grantor and a fiduciary of any trust; (e) a fiduciary of a trust and a fiduciary of another trust, if the same person is a grantor of both trusts; (f) fiduciary of a trust and a beneficiary of such trust; (g) fiduciary of a trust and a beneficiary of another trust, if the same person is a grantor of both trusts; (h) fiduciary of a trust and a corporation more than 50 percent in value of the outstanding stock of which is owned, directly or indirectly, by or for the trust or by or for a person who is a grantor of the trust; (i) person and an organization to which section 501 (relating to certain educational and charitable organizations which are exempt from tax) applies and which is Controlled directly or indirectly by such person or (if such person is an individual) by members of the family of such individual; (j) corporation and a partnership if the same persons own (i) more than fifty percent (50%) in value of the outstanding stock of the corporation, and (ii) more than fifty percent (50%) of the capital interest, or the profits interest, in the partnership; (k) an S corporation and another S corporation if the same persons own more than 50 percent in value of the outstanding stock of each corporation; (l) an S corporation and a C corporation, if the same persons own more than fifty percent (50%) in value of the outstanding stock of each corporation; or (m) except in the case of a sale or exchange in satisfaction of a pecuniary bequest, an executor of an estate and a beneficiary of such estate.  Section 267(c) of the Code provides that for purposes of determining the ownership of stock (a) stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries; (b) an individual shall be considered as owning the stock owned, directly or indirectly, by or for his family; (c) an individual owning (otherwise than by the application of paragraph (2) ) any stock in a corporation shall be considered as owning the stock owned, directly or indirectly, by or for his partner; (d) family of an individual shall include only his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and (e) stock constructively owned by a person by reason of the application of clause (a) of this sentence, for the purpose of applying clauses (a) , (b), or (c) of this sentence, is treated as actually owned by such person, but stock constructively owned by an individual by reason of the application of clause (b) or (c) of this sentence is not be treated as owned by him for the purpose of again applying either of such paragraphs in order to make another the constructive owner of such stock.

72
Section 1231(b)(1) of the Code defines the term “property used in the trade or business,” in relevant part, as property used in the trade or business, of a character which is subject to the allowance for depreciation provided in Section 167 of the Code, held for more than one year, and real property used in the trade or business, held for more than one year, which is not (a) property of a kind which would properly be includible in the inventory of the taxpayer if on hand at the close of the taxable year, or (b) property held by the taxpayer primarily for sale to customers in the ordinary course of his trade or business.

Sections 1231(b)(2), (3) and (4) of the Code provide that such term includes (a) coal, or domestic iron ore; (b) timber, coal, and iron ore with respect to which Section 631 of the Code applies;  (c) cattle and horses, regardless of age, held by the taxpayer for draft, breeding, dairy, or sporting purposes, and held by him for 24 months or more from the date of acquisition; and (d) other livestock, regardless of age, held by the taxpayer for draft, breeding, dairy, or sporting purposes, and held by him for 12 months or more from the date of acquisition (but such term does not include poultry); and (e) in the case of an unharvested crop on land used in the trade or business and held for more than one year, if the crop and the land are sold or exchanged (or compulsorily or involuntarily converted) at the same time and to the same person, the crop shall be considered as “property used in the trade or business.”

73
Section 381(c) of the Code includes the following carryover corporate items:  (a) net operating loss; (b) earnings and profits; (c) capital losses; (d) method of accounting; (e) inventories; (f) method of computing depreciation allowance; (g) installment method; (h) amortization of bond discount or premium; (i) treatment of certain mining development and exploration expenses of distributor or transferor corporation; (j) contributions to pension plans, employees’ annuity plans, and stock bonus and profit-sharing plans; (k) recovery of tax benefit items; (l) involuntary conversions under Section 1033 of the Code; (m) dividend carryover to personal holding company; (n) certain obligations of distributor or transferor corporation; (o) deficiency dividend of personal holding company; (p) percentage depletion on extraction of ores or minerals from the waste or residue of prior mining; (q) charitable contributions in excess of prior years’ limitation; (r) successor insurance company; (s) deficiency dividend of regulated investment or real estate investment trust; (t) credit under Section 38 of the Code; (u) credit under Section 53 of the Code; and (u) enterprise zone provisions.

74
The conditions and limitations contained in Section 381(c) of the Code are beyond the scope of this Limited Purpose Opinion.  The addressees to this opinion should carefully review such provision for applicability to their particular tax situation.

75           Treas. Reg. Section 1.381(b)-1(a).

76           Treas. Reg. Section 1.381(b)-1(b)(1)

77           Id.

78           Id.

79           Treas. Reg. Section 1.381(b)-1(b)(2)

80           Id.

81           Id.

82           Id.

83           Treas. Reg. Section 1.381(b)-1(b)(3)(i).

84           Treas. Reg. Section 1.381(b)-1(b)(3)(ii).

85           Id.

86           Treas. Reg. Section 1.381(b)-1(b)(4).

87           Id.

88           Treas. Reg. Section 1.381(b)-1(c).

89           Id.

A-

WORLD FUNDS TRUST

Sector Rotation Fund

8730 Stony Point Parkway, Suite 205

Richmond, VA 23235

Toll Free: 800-673-0550

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE

SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON

June 22, 2011

The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the “Shares”), hereby appoints Lori Martin and Karen Shupe as proxies, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the Sector Rotation Fund (the “Fund”), a series of World Funds Trust (the “Company”) to be held at the offices of the Company’s administrator, Commonwealth Shareholder Services, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, at 10:00 am, Eastern Time, on June 22 , 2011, and any adjournments or postponements thereof (the “Meeting”); and the undersigned hereby instructs said proxies to vote:

Proposal 1.	To approve a proposed Plan of Reorganization under which the Sector Rotation Fund, a series of the Trust, would reorganize into a newly created series (which will also be known as the Sector Rotation Fund) of the Starboard Investment Trust, in a tax-free reorganization.

____For	____Against	____Abstain

Proposal 2.	To approve a revision to the Sector Rotation Fund's fundamental investment policy on concentration of investments in a particular industry or group of industries.

____For                                           ____Against                                           ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s).  If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing Proposals and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy.  If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

Dated:  _____________, 2011

________________________________

Signature of Shareholder

________________________________

Signature (Joint owners)

________________________________

Printed Name of Shareholder

________________________________
Printed Name of Joint Owner

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.